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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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FirstEnergy
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF
ANNUAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004

76 South Main St., Akron, Ohio 44308

David W. Whitehead
Corporate Secretary

                April 2, 2004

Dear Shareholder:

        You are invited to attend FirstEnergy's 2004 Annual Meeting of Shareholders at 10 a.m., Eastern time, on Tuesday, May 18, 2004, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio.

        As part of the agenda, business to be voted on includes ten items which are explained in this proxy statement. The first six items are the election of five members to your Board of Directors, the ratification of our independent auditor, the approval of amendments to the Amended Code of Regulations to declassify the Board of Directors, the approval of amendments to the Amended Articles of Incorporation and Amended Code of Regulations to change certain voting requirements, and the approvals of an existing executive deferred compensation plan and an existing deferred compensation plan for outside directors that are being presented for shareholder consideration for the first time. Your Board of Directors recommends that you vote FOR Items 1-6. In addition, there are four shareholder proposals. Your Board of Directors recommends that you vote AGAINST these shareholder proposals, which are Items 7-10.

        Please review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Annual Meeting, appoint your proxy and vote your shares. Voting instructions are provided in the proxy statement and on your proxy card. We encourage you to take advantage of our telephone or Internet voting options.

        As you vote, you may choose, if you have not done so already, to stop future mailings of paper copies of the annual report and proxy statement and view these materials through the Internet. If you make this choice, for future meetings we will send you a proxy card along with instructions on how to access the annual report and proxy statement at a specific Internet site.

        Your vote and support are important to us. If you are planning to attend the Annual Meeting, directions to the John S. Knight Center are on the back of your proxy card. We hope you can join us.

Sincerely,

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         To the Holders of Shares of Common Stock:

        The 2004 FirstEnergy Corp. Annual Meeting of Shareholders will be held at 10 a.m., Eastern time, on May 18, 2004, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the Annual Meeting will be to:

        •  Elect five members to the Board of Directors for a term of three years;

        •  Ratify the appointment of PricewaterhouseCoopers LLP as our auditor for 2004;

        •  Approve amendments to the Amended Code of Regulations to declassify the Board of Directors;

        •  Approve amendments to the Amended Articles of Incorporation and Amended Code of Regulations to change certain voting requirements;

        •  Approve the existing FirstEnergy Corp. Executive Deferred Compensation Plan;

        •  Approve the existing FirstEnergy Corp. Deferred Compensation Plan for Outside Directors;

        •  Vote on four shareholder proposals, if properly presented at the Annual Meeting; and

        •  Take action on other business that properly may come before the meeting.

        Please read the accompanying proxy statement. Then vote your shares by following the instructions on your proxy card to ensure your representation at our Annual Meeting.

On behalf of the Board of Directors,
David W. Whitehead Corporate Secretary

April 2, 2004

April 2, 2004

PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

Why am I receiving this proxy statement and proxy card?

        You are receiving this proxy statement and a proxy card, which are being mailed beginning on or about April 2, 2004, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 23, 2004 (later referred to as the record date). The Board of Directors (later referred to as the Board) set the record date to determine shareholders entitled to vote at the 2004 Annual Meeting (later referred to as the Meeting). This proxy statement describes issues expected to be voted upon and gives you information about the Meeting and the Company. The Company's address is 76 South Main Street, Akron, Ohio 44308-1890.

How do I vote?

        If your shares are held in "Street Name" by a broker or bank, you will receive specific voting instructions for voting those shares.

        If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet, or mail, or you may vote your shares in person at the Meeting. To appoint a proxy and vote:

    1.
    By telephone (do not return your proxy card)

    a.
    Call the toll-free number indicated on your proxy card using a touch-tone telephone. Telephone voting is available at any time until 10 a.m., Eastern time, on May 18, 2004.

    b.
    Have your proxy card in hand and follow the simple recorded instructions.

    2.
    By Internet (do not return your proxy card)

    a.
    Go to the Web site indicated on your proxy card. Internet voting is available at any time until 10 a.m., Eastern time, on May 18, 2004.

    b.
    Have your proxy card in hand and follow the simple instructions.

    3.
    By mail

    a.
    Mark your choices on your proxy card. If you properly execute your proxy card but do not specify your choices, your shares will be voted as recommended by your Board of Directors.

    b.
    Date and sign your proxy card.

    c.
    Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to FirstEnergy Corp., c/o IVS Associates, 111 Continental Drive, Suite 210, Newark, Delaware 19713.

    4.
    At the Meeting

    You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet, or mail.

        You may revoke your appointment of a proxy or change your voting instructions before the Meeting commences by sending a proxy card that revises your previous appointment and voting instructions; by appointing a proxy and voting by telephone or Internet after the date of your previous appointment; by voting in person at the Meeting; or by notifying the Corporate Secretary of the Company in writing prior to the Meeting. If a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the tabulator before changing them by telephone or Internet.

How does the Board of Directors recommend that I vote?

        Your Board recommends that you vote as follows:

  "For" the five nominees to the Board who are listed in this proxy statement (Item 1);

  "For" the ratification of PricewaterhouseCoopers LLP as our independent auditor (Item 2);

  "For" the approval of amendments to the Amended Code of Regulations (later referred to as the Code of Regulations) to declassify the Board of Directors (Item 3);

  "For" the approval of amendments to the Amended Articles of Incorporation (later referred to as the Articles of Incorporation) and Code of Regulations to change certain voting requirements (Item 4);

  "For" the approval of the existing FirstEnergy Corp. Executive Deferred Compensation Plan (later referred to as the Executive Deferred Compensation Plan) (Item 5);

  "For" the approval of the existing FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (later referred to as the Director Deferred Compensation Plan) (Item 6); and

        "Against" all four shareholder proposals (Items 7-10).

What is a quorum and what other voting information should I be aware of?

        As of the record date, 329,836,276 shares of common stock were outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes. You are entitled to one vote for each share that you owned on the record date. You do not have rights of appraisal in regard to any item presented if you are a dissenting shareholder.

        If your shares are held by a broker or bank in "Street Name," we encourage you to provide instructions to your broker or bank by executing the voting form supplied to you. We expect that your broker will be permitted to vote your shares on Items 1, 2, and 3 without your instructions. However, your broker cannot vote your shares on Items 4-10 unless you provide instructions; therefore, your failure to give voting instructions means that your shares will not be voted on these items, and your unvoted shares will be referred to as broker non-votes.

        An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both for and against votes, and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

How are proxy cards being solicited, and what is the cost?

        The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $12,500 plus reimbursement of expenses. Votes also may be solicited in a similar manner, without additional compensation, by officers and employees of the Company. The Company will pay all solicitation costs and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial owners.

Will any other matters be voted on other than those described in this proxy statement?

        We do not know of any business that will be considered other than the matters described in this proxy statement. However, if any other matters are presented properly, your executed appointment of a proxy, as outlined above, will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

Do I need an admission ticket to attend the Annual Meeting?

        An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. If your shares are held in "Street Name" by a broker or bank, upon arrival at the Meeting, you will need to present a letter or statement from your broker or bank indicating your ownership of FirstEnergy common stock on the record date of March 23, 2004.

Where can I find the voting results of the Meeting?

        We will announce the preliminary voting results at the Meeting. Final voting results will be posted on our Internet site at www.firstenergycorp.com/ir and also will be published in our second quarter Form 10-Q report which will be filed with the Securities and Exchange Commission.

Can I view the Company's proxy statement and annual report on the Internet instead of receiving paper copies?

        Yes. If you are a registered shareholder, you can elect to view proxy statements and annual reports on the Internet by marking the appropriate box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, you will be mailed a proxy card along with instructions on how to access the proxy statement and annual report on the Internet, and your choice will remain in effect until you notify the Company that you wish to resume mail delivery of these documents. If you hold your stock through a broker or bank, refer to the information provided by that entity for instructions on how to elect this option.

Why did we receive just one copy of the proxy statement and annual report when we have more than one stock account in our household?

        The Company is following a Securities and Exchange Commission rule that permits us to send a single copy of the proxy statement and annual report to a household if the shareholders provide written or implied consent. The Company previously mailed a notice to eligible registered shareholders stating our intent to utilize this rule unless the shareholder provided an objection. Shareholders continue to receive a separate proxy card for each stock account. If you are a registered shareholder and received only one copy of the proxy statement and annual report in your household, we will deliver multiple copies for some or all accounts upon your request, either by calling FirstEnergy Investor Services at 1-800-736-3402 or by writing to FirstEnergy Corp., Investor Services, 76 South Main Street, Akron, Ohio 44308-1890. You also may contact us in the same manner if you are receiving multiple copies of the proxy statement and annual report in your household and desire to receive a single copy. If you are not a registered shareholder and your shares are held by a broker or bank, you will need to call that entity to revoke your election and receive multiple copies of these documents.

When are shareholder proposals for the year 2005 Annual Meeting due?

        A shareholder who wishes to offer a proposal for inclusion in the Company's proxy statement and proxy card for the year 2005 Annual Meeting must submit the proposal and any supporting statement by December 3, 2004 to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. Any proposal received after that date will not be eligible for inclusion in the year 2005 proxy statement and proxy card.

        A shareholder who wishes to offer a proposal for consideration at the year 2005 Annual Meeting after December 3, 2004, and who wants the proposal referenced in the Company's proxy statement (such proposal would not be included on the proxy card), must submit the proposal by February 16, 2005, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. However, in order to raise the matter at the meeting, the shareholder also will need to comply with the notice provisions contained in the Company's Code of Regulations.

How can I learn more about the operations of the Company?

        You can learn more about the operations of the Company by reviewing the annual report to shareholders for the year ended December 31, 2003, which is included with the mailing of this proxy statement. You also can view the annual report and other information by visiting the Company's Internet site at www.firstenergycorp.com/ir.

        The Company has a Code of Business Conduct that applies equally to all employees, including the Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer. In addition, the Board of Directors has a Code of Ethics and Business Conduct. These Codes can be viewed on the Company's Internet site provided in the previous paragraph, or copies are available upon written request to the Corporate Secretary.

        A copy of our latest Form 10-K Annual Report filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to David W. Whitehead, Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

BOARD OF DIRECTORS INFORMATION

What function does your Board of Directors perform?

        Your Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of your Company. However, the Board is not involved in day-to-day operations. The directors are kept informed of the Company's business by various reports and documents sent to them each month, as well as by operating and financial presentations made at Board and committee meetings by Company management. The Board has established the committees described below to assist in performing its responsibilities.

        The Board believes that the policies and practices adopted by the Company should enhance the Board's ability to represent the interests of the Company's shareholders. In support of this philosophy, the Board adopted Corporate Governance Policies, which, along with charters of the various Board committees, serve as a framework for meeting its duties and responsibilities with respect to the governance of FirstEnergy. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our Internet site at www.firstenergycorp.com/ir, and copies are available upon written request to the Corporate Secretary.

        The Board recognizes the importance of its members keeping current on Company and industry issues and their responsibilities as directors. In this regard, all new directors attend orientation training soon after being elected to the Board. In addition, the Board encourages continuing education programs for Board members which may include internal strategy meetings, third-party presentations, and externally offered programs. During the past year, all directors participated in an eight-hour, accredited training program.

How many meetings did the Board hold in 2003?

        Your Board held 14 regularly scheduled and special meetings during 2003. In 2003, during the period of their membership, all directors attended 75 percent or more of the meetings of the Board and of the committees on which they served, except Robert C. Savage who attended 70 percent of such meetings. Mr. Savage was unable to attend special Board and committee meetings that were held in September of 2003 due to prior commitments.

        An executive session of non-management directors is scheduled in conjunction with each regularly scheduled meeting of the Board. Prior to January 20, 2004, the chairs of the Audit, Compensation, and Corporate Governance Committees of the Board presided over these executive sessions on a rotating basis. On January 20, 2004, George M. Smart was elected non-executive chairman of the Board and shall preside over all such executive sessions. During 2003, eight executive sessions were held.

What action has the Board taken to determine the independence of directors?

        The Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for pursuant to the Company's Corporate Governance Policies and the listing standards of the New York Stock Exchange. Based on its most recent review, the Board determined that all directors are independent, except Anthony J. Alexander who is President and Chief Executive Officer of the Company.

        The Board, in its Corporate Governance Policies, has adopted a policy of adhering to the definition of an "independent" director as promulgated from time to time by the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC). As currently defined by such organizations, an independent director is one for whom the Board has determined affirmatively that, individually or through a member of his or her immediate family, he or she does not or has not had management responsibility with the Company or otherwise been affiliated with the Company for three years prior to his or her directorship and who has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization with such a relationship with the Company. This definition generally leaves to the Board the discretion to determine, on a case-by-case basis, what constitutes a "material relationship" with the Company. The Board will exercise this discretion in a manner that is consistent with applicable SEC and NYSE rules and regulations.

What committees has the Board of Directors established?

        The Board has established the standing committees listed below. All committees are comprised of independent directors as determined by the Board in accordance with the Company's Corporate Governance Policies which incorporate the New York Stock Exchange listing standards. The "Biographical Information On Nominees And Directors" section found later in this proxy statement includes committee memberships.

Audit Committee

        The Audit Committee (whose members are independent as defined in the Company's Corporate Governance Policies) meets with management, internal auditors, and the independent auditor to review the adequacy of the internal controls of the Company and the objectivity of financial reporting. The Audit Committee periodically meets separately with executive officers, the internal auditors, the independent auditor, and the general counsel. The Audit Committee acts under a written charter adopted by the Board, which is available by visiting our Internet site at www.firstenergycorp.com/ir and also is attached to this proxy statement as Appendix A.

        This committee is directly responsible for the appointment, compensation, retention, and oversight of the work of the Company's independent auditor (with appointment subject to shareholder ratification, if such ratification is required) and is charged with reviewing and approving all services performed for the Company by the independent auditor and for reviewing and approving the related fees. The committee reviews the independent auditor's internal quality control procedures, reviews all relationships between the independent auditor and the Company in order to assess the auditor's independence, and monitors compliance with the Company's policy regarding non-audit services, if any, rendered by the independent auditor. In addition, the committee ensures the regular rotation of the lead audit partner and concurring partner every five years and considers whether it would be appropriate to implement a regular rotation of the independent auditor firm. The committee also reviews management's programs to monitor compliance with the Company's policies on business ethics and risk management. The committee establishes procedures to receive and respond to complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and allows for the confidential, anonymous submission of concerns by employees.

        Robert N. Pokelwaldt, a member of the Audit Committee who is an independent director (as such term is defined in the Corporate Governance Policies), simultaneously serves on the audit committees of three other public companies. The charter of the Audit Committee permits a member of the Audit Committee to serve on the audit committees of more than two other public companies only with the permission of the Board. Having carefully considered Mr. Pokelwaldt's service on the committees described above, the Board is of the view that such service does not impair the ability of Mr. Pokelwaldt to effectively serve on the Audit Committee.

        All members of this committee are financially literate. The Board appoints at least one member of the Audit Committee who, in the Board's business judgment, is an "Audit Committee Financial Expert," as such term is defined by the SEC. The Board has determined that Robert L. Loughhead meets this definition. See the Board Audit Committee Report in this proxy statement for additional information regarding the committee. This committee is comprised of six members and met ten times in 2003.

Compensation Committee

        The Compensation Committee (whose members are independent as defined in the Company's Corporate Governance Policies) is responsible for determining and recommending to the Board the compensation of certain senior-level officers of the Company, including the Chief Executive Officer, and the Chairman, if the Chairman is not the Chief Executive Officer, reviewing and endorsing a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy, and assisting the Board in establishing appropriate incentive compensation and equity-based plans. It also is responsible for administering such plans in order to attract, retain and motivate skilled and talented executives, for aligning such plans with Company and business unit performance, business strategies, and growth in shareholder value, and for evaluating the Chief Executive Officer's performance. The Board Compensation Committee Report On Executive Compensation can be found later in this proxy statement. This committee is comprised of five members and met three times in 2003.

Corporate Governance Committee

        The Corporate Governance Committee (whose members are independent as defined in the Company's Corporate Governance Policies) develops and recommends corporate governance principles to the Board, and performs the functions of a nominating committee by making recommendations to the Board concerning possible candidates to fill vacancies on the Board. The committee is responsible for assessing the size, composition, and current makeup of the Board in light of the operating requirements of the Company and for developing, monitoring, and recommending membership qualifications for the Board and all Board committees, including assessing director independence in light of the Company's Corporate Governance Policies. Finally, the committee oversees the evaluation of the Board and management. The committee acts under a written charter adopted by the Board, which is available on the Company's Internet site at www.firstenergycorp.com/ir. This committee is comprised of five members and met four times in 2003. The current members of this committee are Carol A. Cartwright, William T. Cottle, Robert B. Heisler, Jr., Jesse T. Williams, Sr., and Patricia K. Woolf.

        In consultation with the Chief Executive Officer, the Chairman and the full Board, the committee searches for, recruits, screens, interviews and recommends prospective directors, as required, to provide an appropriate balance of knowledge, experience, and capability on the Board. The committee is guided by its charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting director candidates and develops membership qualifications for the Board and all Board committees. Any assessment of a prospective Board or committee candidate should include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities and familiarity with the regulatory environment. In addition, the committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable committee at that point in time.

        The committee investigates and considers suggestions for candidates for membership on the Board, including shareholder nominations for the Board. So long as shareholders nominating director candidates have complied with the procedural requirements set forth in the charter of the Corporate Governance Committee, the committee applies the same criteria and employs substantially similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee. The charter requires that shareholder recommendations be submitted in writing to the committee, in care of the Corporate Secretary of the Company, at least 120 days before the publication of the Company's annual proxy statement from a shareholder or group of shareholders owning one half of one percent (.5%) or more of the voting stock for at least one year, and such shareholder recommendations should be accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board.

Finance Committee

        The Finance Committee (whose members are all independent as defined in the Company's Corporate Governance Policies) is responsible for monitoring and overseeing the Company's financial resources and strategies, reviewing dividend policy, capital structure policies, long- and short-term debt levels, the issuance of securities and other appropriate financial matters, and approving terms of sales of Company securities when the Board does not exercise such powers. The committee also reviews the Company's financial forecasts, operations and maintenance budgets, capital budgets, pension fund investments, and employee savings plans. This committee is comprised of six members and met six times in 2003.

Nuclear Committee

        The Nuclear Committee (whose members are all independent as defined in the Company's Corporate Governance Policies) is authorized and directed to monitor and make recommendations to both management and the Board regarding nuclear matters, including the operation of all nuclear units in which any subsidiary of the Company has an ownership or leasehold interest. The committee reviews the safety, reliability and quality of nuclear operations and the effectiveness of management systems for the self-identification of problems and potential problems. The Nuclear Committee is comprised of five members and met eleven times in 2003.

What is the current compensation of directors?

        A director who is also an employee of the Company receives no additional compensation for serving as a director. Directors who are not employees receive an annual retainer consisting of $30,000 in cash, which a director may elect to receive in common stock or to defer into either cash or stock, and $40,000 in equity in the form of common stock, which may be deferred; $1,500 for each Board and committee meeting which he/she attends; a fee of up to $1,500 for each day that he/she visits a Company office or facility, other than an office or facility at which a meeting of the Board or committee of which he/she is a member is held on such day, or attendance at an industry meeting at the request of the Company in connection with fulfilling his/her responsibilities as a director or member of a committee; and reimbursement for expenses related to attending meetings. In addition, the chair of each committee receives an additional annual retainer of $5,000, except the chair of the Audit Committee who receives an additional annual retainer of $15,000. The non-executive chairman of the Board receives additional compensation, above that paid to regular Board members, in the amount of $100,000 annually which may be deferred.

        Under the Director Deferred Compensation Plan, directors can elect to allocate all or a portion of their cash retainers, meeting fees and chair fees to deferred stock or deferred cash accounts. If a director elects the deferred stock option, at the time of deferral, a 20 percent match is added to the funds allocated. Funds deferred into the stock account are used to purchase FirstEnergy common stock, and dividends on shares in this account are reinvested. Payouts are made in FirstEnergy common stock. The 20 percent match and any appreciation on it are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than retirement, disability, death, upon an actual or potential change of control, or in situations where the director is ineligible to stand for re-election due to circumstances unrelated to his or her performance as a director. Directors may elect to defer their equity retainers to deferred stock accounts; however, directors do not receive a 20 percent match on the portion of their equity retainers allocated to deferred stock accounts. The Director Deferred Compensation Plan is being submitted for shareholder approval at this year's Annual Meeting. Please see Item 6 below for more details.

        Based on programs in effect at GPU, Inc. at the time of our merger on November 7, 2001, directors who served on the GPU Board of Directors were eligible to receive benefits in the form of personal excess liability insurance, personal accident insurance, medical insurance and an estate enhancement program. As of November 7, 2001, no new participants could receive these benefits. In aggregate, the Company paid in 2003 a total of $3,612 for the insurance coverages for John M. Pietruski, Robert N. Pokelwaldt, Catherine A. Rein and Patricia K. Woolf. In 2000, Mr. Pietruski elected to participate in the estate enhancement program. This program involved a one-time outlay by GPU for Mr. Pietruski for the purchase of a life insurance policy, which outlay will be repaid from the future death benefits under the policy. As a result, the Company does not expect to incur any significant additional costs associated with this program. In addition, in 1997, GPU discontinued a board of directors pension program. Directors who served prior to the discontinuation are entitled to receive benefits under the program. Dr. Woolf is the only current director receiving pension payments, which amounted to $30,931 in 2003. Mr. Pietruski and Ms. Rein elected to defer receiving their pension until they retire from the FirstEnergy Board.

Do the directors have share ownership guidelines?

        Yes. The Board approved share ownership guidelines for directors recommending the ownership of shares in an amount equal to five times their annual equity retainer. A majority of the directors is currently at the recommended ownership level.

Does the Board have a policy in regard to the number of boards that a director can serve on?

        Yes. The Corporate Governance Policies provide that directors will not, without the Board's approval, serve on the board of directors of more than four other non-affiliated companies having securities registered under the Securities Exchange Act of 1934.

What is the Board's policy regarding Board members' attendance at the annual shareholders' meeting?

        The Board believes that regular attendance by all directors and all nominees for directors at the Company's annual shareholders' meeting is appropriate and desirable, and that all such persons should make diligent efforts to attend such meeting. All Board members attended the 2003 Annual Meeting held on May 20, 2003.

How can shareholders communicate to the Board?

        The Board provides a process for shareholders to send communications to the Board and non-management directors. Shareholders may send written communications to the Board by mailing any such communications to the FirstEnergy Board of Directors, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

        The Corporate Secretary or a member of his or her staff shall review all such communications promptly and relay them directly to a member of the Board, provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by the Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who already has sent two such communications to the Board in the last year. The Board may modify procedures for sorting shareholders' communications or adopt any additional procedures provided that they are approved by a majority of independent directors.

SHAREHOLDER RIGHTS PLAN

        The Board reviewed the Company's Shareholder Rights Plan (the "Plan") adopted by the Board in November 1997. Based on its current review, and the amount of support received at the 2003 Annual Meeting of Shareholders by a shareholder proposal to redeem our plan, the Board has elected, subject to SEC approval, to terminate the Plan through the acceleration of the expiration date to March 31, 2004, or when approval is received from the SEC, if later. The Plan was originally set to expire on November 28, 2007.

ITEMS TO BE VOTED ON

Item 1 — Election of Directors

        You are being asked to vote for Paul T. Addison, Ernest J. Novak, Jr., John M. Pietruski, Catherine A. Rein, and Robert C. Savage to serve on the Board of Directors for a three-year term, or until their successors are duly elected and qualified. Mr. Novak, who was recommended as a nominee by a non-management director, is a first-time nominee to serve on the Board.

        The Board of Directors currently consists of 15 members divided into three groups. In connection with the changes in the composition of the Board of Directors discussed below, the class of directors with terms expiring in 2006 will be reduced from six members to five members, and there will be a reduction in the size of the Board from 15 members to 14 members. Five nominees will be elected at this Annual Meeting to serve for a three-year term. The remaining directors will continue to serve as indicated in the section entitled "Biographical Information On Nominees And Directors", with four directors having terms expiring in 2005 and five directors having terms expiring in 2006.

        Robert L. Loughhead, a director of FirstEnergy or Ohio Edison since 1980 and current member of the Audit Committee and Finance Committee, is retiring from the Board in accordance with current Board membership rules and will not be a candidate for reelection at the Annual Meeting. In addition, Robert B. Heisler, Jr., a director of the Company since 1998 and current member of the Compensation Committee and Corporate Governance Committee, is not standing for reelection at the Annual Meeting. We are grateful for the leadership both gentlemen have provided during their years of service to the Company; their wisdom, knowledge, and judgment will be missed. In an effort to keep the three director class sizes as nearly equal as possible, as required under the Code of Regulations, the Board has nominated Paul T. Addison, who is currently a director in the class with terms expiring in 2006, to serve on the class of directors being elected this year. Mr. Addison will resign from the class of directors with terms expiring in 2006 effective as of the Annual Meeting. Lastly, for specific business needs that necessitate his continuance as a director in order to maintain continuity of the Board as a whole, the Board has elected to nominate John M. Pietruski as a nominee for director this year, as permitted by Board membership rules in regard to retirement.

        Under the Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.

Item 2 — Ratification of the Appointment of Auditor

        You are being asked to ratify the Board's appointment of PricewaterhouseCoopers LLP, independent public accoutants, as auditor to examine the books and accounts of the Company for the year 2004. A representative is expected to attend the meeting and will have an opportunity to make a statement and respond to appropriate questions. Refer to the Board Audit Committee Report found later in this proxy statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2003 and 2002.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

        Effective with the completion of the year 2001 audits and related regulatory filings, Arthur Andersen LLP was dismissed as the independent accountant for the Company and its wholly-owned subsidiaries, Ohio Edison Company, Pennsylvania Power Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Jersey Central Power & Light Company, Metropolitan Edison Company, and Pennsylvania Electric Company. On April 11, 2002, the Board approved the decision to change independent accountants upon the recommendation of its Audit Committee.

        The report of Arthur Andersen LLP on the financial statements of the Company for 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, other than the reference in the audit report identifying a change in accounting principle for the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, effective January 1, 2001. In connection with the audit for the year 2001, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements. During the two most recent fiscal years preceding the dismissal of Arthur Andersen LLP and through April 11, 2002, there were no reportable events as defined in SEC Regulation S-K Item 304(a)(1)(v). The Company requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, as amended and dated May 9, 2002, is attached as Appendix B to this proxy statement.

        On April 11, 2002, the Board appointed PricewaterhouseCoopers LLP as its new independent accountant effective for the first quarter of 2002. During the two most recent fiscal years and through April 11, 2002, the Company has not consulted with PricewaterhouseCoopers LLP regarding either:

  (i)
  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; nor

  (ii)
  any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 3 — Approval of Amendments to the Amended Code of Regulations to Declassify the Board of Directors

        You are being asked to approve amendments to the Code of Regulations to elect each director annually and phase out the classified board, beginning at the Company's 2005 Annual Meeting of shareholders. Adoption of this proposal is subject to approval of the SEC under the Public Utility Holding Company Act of 1935 (later referred to as PUHCA), and the Company has an application for SEC authorization pending. Approval of this proposal requires the affirmative vote of 80 percent of the shares entitled to vote. Abstentions and broker non-votes, if any, will have the same effect as a negative vote. However, we expect brokers will be permitted to vote shares on Item 3 absent beneficial owner instructions. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

        The Code of Regulations provides in Regulation 11 that the Board of Directors be divided into three classes with members of each class serving three-year terms. Each director currently serves a three-year term, and directors for one of the three classes are elected each year.

        The Board of Directors has unanimously adopted a resolution subject to shareholder and regulatory approval, amending the Code of Regulations to declassify the Board. The proposal would require the annual election of directors beginning with the director slate to be voted upon at the Company's 2005 Annual Meeting.

        Proponents of classified boards assert they promote the independence of directors because directors elected for multi-year terms would be less subject to outside influence. Proponents also believe they provide continuity and stability in the management of the business and affairs of a company since a majority of directors always will have prior experience as directors of the company. This continuity may assist a company in long-term strategic planning. These proponents further assert classified boards may enhance shareholder value by forcing an entity seeking control of a target company to initiate arm's length discussions with the board of a target company because the entity would be unable to replace the entire board in a relatively short period of time.

        On the other hand, some investors have stated that the very characteristics of classified boards that promote stability also have the effect of reducing accountability to shareholders because classified boards limit the ability of shareholders to elect all directors on an annual basis. A staggered board structure also may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees. In addition, opponents of a classified board assert that it may deter some tender offers or substantial purchases of stock that might give shareholders the opportunity to sell their shares at a price in excess of what they would otherwise receive.

        A shareholder proposal to declassify the Board of Directors has been received by the Company and included in its proxy materials each year since 1998. Each year, the Board of Directors has considered carefully the advantages and disadvantages of maintaining a classified board. While the Board of Directors still believes that there are compelling reasons to maintain a classified board, in furtherance of its goal of ensuring sound corporate governance policies, this year, after further consideration of the various arguments for and against a classified board and in light of the amount of shareholder support for a similar proposal at last year's Annual Meeting, the Board of Directors has decided to propose declassifying the Board.

        A shareholder submitted a proposal for the 2004 Annual Meeting of Shareholders requesting that the Board of Directors take the steps necessary so that each director is elected annually. The shareholder withdrew the proposal based on the Board's decision to submit a proposal to shareholders at the 2004 Annual Meeting to declassify the Board. This proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

        Approval of the proposal requires the affirmative vote of the holders of at least 80 percent of the voting power of the Corporation, voting as a single class, and the approval of the SEC, as noted above. If the proposal is approved as set forth above, it would be effective as of the Company's 2005 Annual Meeting of shareholders. Directors who had been elected previously for three-year terms expiring beyond the 2005 Annual Meeting would serve out the balance of their terms so that no director previously elected to a multiyear term would have his or her term shortened. Consequently, under the proposed amendments, the first class of directors to be elected to one-year terms would be in 2005. Directors standing for election in 2006 and 2007 would likewise be elected to one-year terms so that upon the conclusion of the Annual Meeting in 2007, the declassification of the Board would be complete and all directors would be subject to annual election. Directors who are elected at the 2004 Annual Meeting will serve a three-year term. Any director elected to fill a vacancy that does not result from a newly created directorship will hold office for the remainder of the full term of the director he or she is replacing.

        The proposed amendments to the Code of Regulations are set forth in Appendix C to this proxy statement with deletions indicated by strike-outs and additions indicated by underlining. The Board of Directors urges shareholders to carefully read Appendix C.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 3.

Item 4 — Approval of Amendments to the Amended Articles of Incorporation and Amended Code of Regulations (together the "Governing Documents") to Change Certain Voting Requirements

        You are being asked to consider and vote upon a proposal to amend Regulation 36 of the Code of Regulations and to repeal Article X of the Articles of Incorporation. These provisions relate to the voting requirements for amending or repealing certain provisions in the Governing Documents. Currently, the affirmative vote of 80 percent of the shares entitled to vote, voting as a single class (together, an "80 percent Supermajority") is required to make certain amendments to the Governing Documents. The Board of Directors is proposing that these special 80 percent Supermajority voting requirements be changed in the Governing Documents to reduce the voting requirements from 80 percent of the shares entitled to vote to two-thirds. Approval of this proposal requires the affirmative vote of 80 percent of the shares entitled to vote. Abstentions and broker non-votes will have the same effect as a negative vote. Adoption of this proposal is subject to the approval of the SEC under the PUHCA. The Company's application to approve these amendments, subject to shareholder approval, is pending with the SEC. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

        Ohio law generally requires the affirmative vote of two-thirds of the shares entitled to vote, voting as a single class, in order for shareholders to amend the Articles of Incorporation. In most instances, however, shareholders may adopt higher or lower voting requirements (See section 1701.71 (A)(1) of the Ohio General Corporation Law for amendments to the Articles).

        Article X of the Articles of Incorporation establishes an 80 percent Supermajority requirement to amend or repeal the following provisions: Article V—the fixing or changing of the terms of unissued or treasury shares; Article VI—the absence of cumulative voting rights in the election of directors; Article VII—the absence of preemptive rights to acquire unissued shares; and, Article VIII—the ability of the company to repurchase its shares. Similarly, Regulation 36 of the Code of Regulations also establishes an 80 percent Supermajority requirement to amend or repeal certain regulations: Regulation 1—the time and place of shareholder meetings; Regulation 3(a)—the calling of special shareholder meetings; Regulation 9—the order of business at shareholder meetings; Regulation 11—the number, election and term of directors; Regulation 12—the manner of filling vacancies on the Board of Directors; Regulation 13—the removal of directors; Regulation 14—the nomination of directors and elections; and, Regulation 31—the indemnification of directors and officers. Both Article X and Regulation 36 require an 80 percent Supermajority vote to be amended or repealed.

        The Board of Directors has unanimously adopted a resolution subject to shareholder and regulatory approval, amending the Articles of Incorporation and the Code of Regulations to change these special 80 percent Supermajority voting requirements. The 80 percent Supermajority voting requirement would in effect be reduced generally to two-thirds.

        In addition, the Board of Directors proposes to change the 80 percent Supermajority voting requirement in Regulations 11 and 13 of the Code or Regulations. Currently, Regulation 11 of the Code of Regulations enables a change in the number of Directors of the Company, and Regulation 13 provides that any Director or the entire Board of Directors may be removed, in each case only by the affirmative vote of the holders of at least 80 percent of the voting power of the Corporation, voting together as a single class. The Board of Directors proposes to reduce this 80 percent Supermajority in both cases to two-thirds.

        The adoption by the shareholders of the Company—and those of many other public corporations—of an 80 percent Supermajority voting requirement reflects the desire that decisions affecting the most important aspects of the Company's existence and operation be fair to all shareholders. The requirement of such broad consensus only applies to provisions that are very significant to the Company. In addition, an 80 percent Supermajority voting requirement encourages potential acquirers to negotiate with the Board of Directors rather than just a few large shareholders, thereby enhancing the Board of Directors' ability to maximize value for all shareholders. Furthermore, while 80 percent Supermajority provisions do not preclude an unsolicited takeover offer, they can make it more likely that all shareholders will be treated fairly in the takeover process.

        While these protective measures are beneficial, there are also compelling arguments for having a lower threshold for shareholder amendments to the Governing Documents. For example, in recent years some investors have expressed the view that a lower threshold for shareholder amendments in the Governing Documents may improve the corporate governance profile of a company in that it allows increased flexibility in responding to unforeseen challenges and increases shareholders' ability to effectively participate in the company's governance.

        Similar amendments seeking to remove the 80 percent Supermajority voting requirement from the Code of Regulations and the Articles of Incorporation have been proposed by the Company's shareholders in the past and have received support at Annual Meetings. Given the amount of shareholder support for this proposal and following careful assessment, the Board of Directors has decided to propose the elimination of the 80 percent Supermajority voting requirement. While the Board of Directors believes that the 80 percent Supermajority provision can be an important tool for protecting shareholders, it also believes that there are compelling arguments, at this point, for changing the Company's 80 percent Supermajority voting requirement. The Board of Directors is dedicated to ensuring that the Company's corporate governance policies provide overall benefits to its shareholders and believes that it is in the best interest of the Company and its shareholders to change the 80 percent Supermajority voting requirement.

        The proposed amendments to the Company's Articles of Incorporation and Code of Regulations are set forth in Appendix D, with deletions indicated by strike-outs and additions indicated by underlining. The Board of Directors urges shareholders to carefully read Appendix D.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 4.

Item 5 — Approval of Existing FirstEnergy Corp. Executive Deferred Compensation Plan

        You are being asked to approve the FirstEnergy Corp. Executive Deferred Compensation Plan (the "Executive Deferred Compensation Plan"). The Executive Deferred Compensation Plan was established in 1985 and most recently was amended by FirstEnergy's Board of Directors effective February 17, 2004, to impose a ten-year term and a share reserve on certain features of the Executive Deferred Compensation Plan and to make other clarifying changes. None of these changes represent an enhancement to executive compensation. Approval of this proposal requires the affirmative vote of a majority of the votes cast. YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PURPOSE OF THE PROPOSAL

        The Executive Deferred Compensation Plan permits eligible employees to defer payment of salary and incentive payments. The employees are permitted to have certain deferrals treated as though they were invested in FirstEnergy common stock as well. Employees who choose the FirstEnergy common stock deferral option are credited with an additional amount equal to 20 percent of their deferral. This additional 20 percent is treated as invested in FirstEnergy common stock. Further, dividend equivalents are credited to the stock account. These features are included to encourage executive investment in FirstEnergy common stock. A copy of the Executive Deferred Compensation Plan may be obtained electronically by visiting the Company's Internet site at www.firstenergycorp.com/ir, and selecting "Annual Reports and Proxies."

        In 2003 the New York Stock Exchange (the "Exchange") approved a new listing standard requiring shareholder approval of certain "equity compensation plans." While the Exchange has long required shareholder approval of certain types of stock option plans and other equity compensation plans, the new listing standard requires shareholder approval of a broader variety of plans. Deferred compensation plans containing a "matching" or "bonus" formula that credits additional shares of stock to an employee's account based on the amount of his or her deferrals are now required to be approved by shareholders.

        The 20 percent match and the dividend equivalent features under the Executive Deferred Compensation Plan are considered to be a "formula plan" under the Exchange listing standard. As such, these features are required to contain either a fixed term of no more than ten years or a maximum share reserve, and they must be approved by shareholders. The Board of Directors has imposed a ten-year term and a maximum reserve of 1,000,000 shares on these features in the Executive Deferred Compensation Plan that becomes effective as of the date of this meeting if shareholders approve the Plan (the term would expire on May 17, 2014). If shareholders do not approve the Executive Deferred Compensation Plan at this year's meeting, the Board of Directors will remove the 20 percent match and the dividend equivalent features in their current form and may provide either for no match credits and no dividend equivalents or for match credits and dividend equivalents that are paid in cash or otherwise not deemed invested in FirstEnergy common stock. In either event the Executive Deferred Compensation Plan would continue to allow employees to defer salary and incentive payments and to have those deferrals deemed to be invested in FirstEnergy common stock.

Material Features of the Plan

        Eligible Employees.    Key employees of FirstEnergy or one of its subsidiaries or affiliates, as designated by FirstEnergy's Chief Executive Officer, are eligible to participate in the Executive Deferred Compensation Plan. As of December 31, 2003, approximately 372 employees were participating in the Plan.

        Deferral Elections.    Eligible employees who wish to participate must make an election to defer salary or incentive payments on or before December 15 of the year preceding the year in which the compensation will be deferred. Under applicable law, all deferrals are into recordkeeping accounts only. Elections are irrevocable except in cases of unforeseen and sudden financial emergency. Participants can defer between 1 percent and 50 percent of base salary, and any amount (1 percent or greater) of their annual incentive award and/or long-term incentive award.

        Investment Return.    Salary deferrals may be credited only to a "Retirement Account." The Retirement Account earns a rate of return derived from the average of Moody's Average Corporate Bond Yield Index. Deferrals of annual incentive awards are credited, at the participant's election, either to his or her Retirement Account or to a FirstEnergy Common Stock Account. Deferrals of long-term incentive awards may only be credited to the FirstEnergy Common Stock Account. The FirstEnergy Common Stock Account is adjusted as though the deferrals are invested in FirstEnergy common stock. Dividend equivalents are credited to the FirstEnergy Stock Account and are deemed invested in additional shares of FirstEnergy common stock.

        20 Percent Match Feature.    If a Participant defers his or her annual or long-term incentive awards into the FirstEnergy Stock Account, the amounts deferred are credited with a 20 percent match. This 20 percent match vests and becomes payable only if it remains in the account for three years following the date it was credited and, at the end of those three years, the participant either remains employed with FirstEnergy or one of its subsidiaries or affiliates or the participant has retired after reaching age 60. However, the match will vest immediately during the three-year period if the participant dies, becomes disabled, or is involuntarily terminated under circumstances that qualify him or her for severance benefits and such benefits are so elected, or if there is a change in control of FirstEnergy.

        Payment of FirstEnergy Common Stock Account.    All payments to participants from the FirstEnergy Common Stock Account are made in the form of FirstEnergy common stock, after deduction of withholding taxes. Payment is made at the time specified in the participant's election, but cannot be later than three years after the date of deferral. The participant can elect, however, to defer the payment beyond the three-year period by having the fair market value of the payment transferred from the FirstEnergy Common Stock Account to a "Retirement Stock Account." The Retirement Stock Account may be paid out in stock or the account value may be transferred to the participant's Retirement Account based upon his or her prior irrevocable election and circumstances of employment separation.

        Payment of Retirement Account.    All payments from the Retirement Account are made in cash, after deduction of withholding taxes. Participants who retire at or after age 55 at a time when they are entitled to a benefit under the FirstEnergy Corp. Pension Plan can elect to have their Retirement Account paid in a lump sum or in monthly installments over a period not exceeding 25 years, or they can defer payments to a later date (but not beyond the first of the month following their 70th birthday). Participants who terminate employment on account of disability have the same payment options. If a participant dies before his or her Retirement Account has been paid in full, the account will be paid out (or continue to be paid out) in accordance with the participant's payment election, except that any election to further defer payment will be cancelled. Participants who terminate employment prior to retirement, death or disability generally receive payment of their Retirement Account in a lump sum immediately after termination. However, participants who are involuntarily terminated under circumstances that qualify for severance benefits and such benefits are so elected may have their Retirement Account paid out immediately or, based upon prior election, may receive the proceeds of their Retirement Accounts over a three-year period.

        Earlier Payments of Accounts.    Employees who have participated in the Executive Deferred Compensation Plan for at least five calendar years can request an in-service withdrawal of a portion of their Retirement Account and Retirement Stock Account. Such withdrawals can be paid no earlier than the first of the month in the second calendar year following the calendar year in which the withdrawal request is made. In addition, a participant can elect an accelerated payment of his or her Retirement Account and/or FirstEnergy Stock Account, subject to a 10 percent penalty and forfeiture of any 20 percent match amounts (and related earnings) that have not been held in the FirstEnergy Stock Account for at least three years. Active employees who receive an accelerated distribution cannot resume further deferrals under the Executive Deferred Compensation Plan until January 1 of the second calendar year following the calendar year in which they receive the distribution.

        Supplemental Pension Benefit.    Eligible employees who participate in the FirstEnergy Corp. Pension Plan at the time they terminate employment can receive a supplemental pension benefit from the Executive Deferred Compensation Plan. This supplemental benefit is designed to compensate the participant for any reduction in his or her Pension Plan benefit because of any deferral elections made under the Executive Deferred Compensation Plan, the exclusion of annual incentive awards from the Pension Plan benefit calculation, and certain restrictions under Sections 401(a)(17) and 415 of the Internal Revenue Code. The supplemental pension benefit is paid in the same form and over the same period as the participant's Pension Plan benefits.

Plan Administration, Amendment and Termination

        An Administrative Committee consisting of three or more persons appointed by FirstEnergy's Chief Executive Officer administers the Executive Deferred Compensation Plan. FirstEnergy's Board of Directors or the Compensation Committee of the Board of Directors can terminate or amend the Executive Deferred Compensation Plan at any time. No termination or amendment can decrease or restrict any balance in a Retirement Account, restrict the right to receive a lump sum payment from a Retirement Account, decrease the interest rate credited to a Retirement Account below the Moody's Average Corporate Bond Yield Index less one percent (unless the balance of the Retirement Account is paid to the participant within 60 days of that amendment), or decrease or restrict any participant's supplemental pension benefit.

        Unless terminated earlier by the Board of Directors, or unless the maximum share reserve is depleted, the 20 percent match and dividend equivalent features will terminate on May 17, 2014, unless shareholders reapprove these features prior to that date. Any outstanding 20 percent match and dividend equivalent credits would be unaffected by termination.

PLAN BENEFITS FOR 2003

        The following table summarizes the 20 percent match and dividend equivalents that were credited in 2003 under the Executive Deferred Compensation Plan to the FirstEnergy Stock Accounts of the executive officers shown in the Summary Compensation Table and of other employees. Deferred amounts of salary and bonuses in 2003 are included in the salary, bonus and long-term incentive plan columns of the Summary Compensation Table. Non-employee members of the Board of Directors cannot participate in the Executive Deferred Compensation Plan. They participate solely in the Director Deferred Compensation Plan described in Item 6.

Name and Position	Dollar Value ($)	Number of Shares
H. P. Burg	$133,858	4,518
A. J. Alexander	$0	0
R. H. Marsh	$33,388	1,127
K. J. Keough	0	0
L. Vespoli	$8,361	282
Executive Group	$201,976	6,817
Non-Executive Officer Employee Group	$559,544	18,873

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 5.

Item 6 — Approval of Existing FirstEnergy Corp. Deferred Compensation Plan for Outside Directors

        You are being asked to approve the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (the "Director Deferred Compensation Plan"). The Director Deferred Compensation Plan was established in 1997 and most recently was amended by FirstEnergy's Board of Directors effective February 17, 2004, to impose a ten-year term and a share reserve on certain features of the Plan and to make other clarifying changes. None of these changes represent an enhancement to director compensation. Approval of this proposal requires the affirmative vote of a majority of the votes cast. YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PURPOSE OF THE PROPOSAL

        As discussed under "What is the current compensation of directors?" on page 8, members of FirstEnergy's Board of Directors receive a portion of their annual retainer in the form of FirstEnergy common stock and a portion in cash. Fees for attending meetings, visiting facilities and chairing committees are payable in cash. The Director Deferred Compensation Plan permits members of FirstEnergy's Board of Directors to defer payment of these retainers and fees. Deferrals of the portion of the annual retainer payable in FirstEnergy common stock are treated as though they were invested in FirstEnergy common stock. Directors can choose how their cash deferrals are deemed invested, including an investment in FirstEnergy common stock. Directors who choose the FirstEnergy common stock investment for their cash deferrals are credited with a 20 percent match, that is, an additional amount equal to 20 percent of their cash deferral is treated as invested in FirstEnergy common stock. In addition, dividend equivalents are credited to all deferral accounts deemed invested in FirstEnergy common stock. These features are included to encourage director investment in FirstEnergy common stock. A copy of the Director Deferred Compensation Plan may be obtained electronically by visiting the Company's Internet site at www.firstenergycorp.com/ir, and selecting "Annual Reports and Proxies."

        In 2003 the Exchange approved a new listing standard requiring shareholder approval of certain "equity compensation plans." While the Exchange has long required shareholder approval of certain types of stock option plans and other equity compensation plans, the new listing standard requires shareholder approval of a broader variety of plans. Deferred compensation plans containing mandatory payments in company stock or a "matching" or "bonus" formula that credits additional shares of stock to an individual's account based on the amount of his or her deferrals now are required to be approved by shareholders.

        The mandatory payment of a portion of the annual retainer in the form of FirstEnergy common stock and the 20 percent match and dividend equivalent features of the Director Deferred Compensation Plan are considered to be a "formula plan" under the Exchange listing standard. As such, these features are required to contain either a fixed term of no more than ten years or a maximum share reserve and must be approved by shareholders. The Board of Directors has imposed a ten-year term and a maximum reserve of 500,000 shares on these features in the Director Deferred Compensation Plan that becomes effective as of the date of this meeting if shareholders approve the Director Deferred Compensation Plan (the term would expire on May 17, 2014). If shareholders do not approve the Director Deferred Compensation Plan at this year's meeting, the Board of Directors will no longer require the mandatory payment of a portion of the annual retainer in FirstEnergy common stock but may permit directors to choose to have their cash retainers invested in FirstEnergy shares. Similarly, if the Director Deferred Compensation Plan is not approved at this year's meeting, the Board of Directors will remove the 20 percent match and dividend equivalent features in their current form and may provide either for no match or dividend equivalent credits or for match or dividend equivalent credits that are paid in cash or otherwise not deemed invested in FirstEnergy common stock. In either event the Director Deferred Compensation Plan would continue to allow directors to defer their director's fees and to have those deferrals deemed to be invested in FirstEnergy common stock.

Material Features of the Plan

        Eligibility.    Any member of FirstEnergy's Board of Directors is eligible to participate in the Director Deferred Compensation Plan. As of December 31, 2003, 20 current and former directors were participating in the Plan.

        Mandatory Payment of Portion of Annual Retainer in FirstEnergy Common Stock.    As discussed under "What is the current compensation of directors?" on page 8, directors receive annual retainers of $30,000 in cash and $40,000 in the form of FirstEnergy common stock. Additional fees are payable in cash for attending meetings, visiting facilities and chairing committees. Payment of all or any portion of these retainers and fees can be deferred under the Director Deferred Compensation Plan.

        Deferral Elections.    Directors automatically participate in the portion of the Director Deferred Compensation Plan providing for the payment of $40,000 of the annual retainer in the form of FirstEnergy common stock. To defer payment of that retainer or of any other retainer or fees payable in cash, however, directors must make an initial election to defer all or a portion of their director's fees and retainers on or before December 15 of the year preceding the year in which the fees and retainers will be deferred. New directors can provide their initial election within thirty days of becoming a director. Elections are irrevocable and continue from year to year, provided that the director can elect to amend or terminate his or her election before December 15 of the year preceding the year of any deferral.

        Investment Return.    Deferred director's fees and cash retainers are credited to either a Deferred Fee Account or a Deferred Stock Account as of the date the fees would otherwise be payable. Both accounts are recordkeeping accounts. The portion of the annual retainer that is paid each quarter automatically in the form of FirstEnergy common stock can be deferred only into the Deferred Stock Account. The portion of the annual retainer that is payable in cash and the annual fees for chairing a committee, attending committee meetings or visiting facilities, can be deferred, at the director's election, either into the Deferred Stock Account or the Deferred Fee Account. The Deferred Stock Account is credited with investment returns as though it were invested in shares of FirstEnergy common stock. Dividend equivalents are credited to the Deferred Stock Account and are deemed invested in additional shares of FirstEnergy common stock. The Deferred Fee Account is credited with investment returns based on either a deemed interest rate or deemed investment gains and losses for other investment vehicles, as selected by the Compensation Committee of the Board of Directors. If a deemed interest rate is used, the rate will be the "prime rate" then in effect at the bank selected by the Compensation Committee.

        20 Percent Match Feature.    When cash fees and retainers are credited to a director's Deferred Stock Account, the account is credited with a 20 percent match. No match is credited with respect to the portion of the annual retainer that is payable in the form of FirstEnergy common stock. This 20 percent match vests and becomes payable only if it remains in the account for three years following the January 1 of the year of deferral. However, the match will vest immediately during the three-year period if the director dies, becomes disabled, or retires, upon an actual or potential change in control of FirstEnergy, or in situations where the director is ineligible to stand for reelection due to circumstances unrelated to his or her performance as a director.

        Payment of Accounts.    Amounts credited to the Deferred Fee Account and Deferred Stock Account are paid to the director on the first January 1 following the date he or she ceases to be a director, unless the director has elected a later payment date at least 120 days prior to the day he or she ceases to be a director. Payment cannot be deferred beyond the first January 1 following the day the director reaches age 72. Amounts credited to the Deferred Fee Account, including deemed interest and earnings, can be paid either in a cash lump sum or in annual cash installments over not more than ten years. Amounts credited to the Deferred Stock Account are paid solely in the form of FirstEnergy common stock. Upon a director's death, the unpaid balances in his or her Deferred Fee Account and Deferred Stock Account will be paid in a lump sum or a designated number of equal annual installments selected in the director's beneficiary designation.

        Earlier Payments of Accounts.    Directors who have participated in the Director Deferred Compensation Plan for at least five calendar years can request an in-service withdrawal of all or a portion of their Deferred Fee Account and, once that account balance has been exhausted, from their Deferred Stock Account. Upon a change in control, the cash balance of the director's Deferred Fee Account will be paid immediately as a lump sum, and the balance of his or her Deferred Stock Account will be paid in the form of FirstEnergy common stock as soon as possible. In the absence of a change in control, a director can elect an accelerated payment of his or her Deferred Fee Account and/or Deferred Stock Account, subject to a 10 percent penalty and forfeiture of any 20 percent match amounts (and related earnings) that have not been held in the FirstEnergy Stock Account for at least three years. Active directors who receive an accelerated distribution cannot resume further deferrals under the Director Deferred Compensation Plan until January 1 of the second calendar year following the calendar year in which they receive the distribution.

Plan Administration, Amendment and Termination

        The Compensation Committee of FirstEnergy's Board of Directors administers the Director Deferred Compensation Plan. FirstEnergy's Board of Directors can terminate or amend the Director Deferred Compensation Plan at any time. No termination or amendment can adversely affect a director's deferred retainers and fees without his or her consent. Unless terminated earlier by the Board of Directors, or unless the maximum share reserve is depleted, the mandatory payment of a portion of the annual retainer in the form of FirstEnergy common stock and the 20 percent match and dividend equivalent features of the Director Deferred Compensation Plan will terminate on May 17, 2014, unless shareholders reapprove these features prior to that date. The outstanding deferrals of retainers payable in FirstEnergy common stock and any outstanding 20 percent match and dividend equivalent credits would be unaffected by termination.

PLAN BENEFITS FOR 2003

        The following table summarizes the portion of the annual retainer payable in the form of FirstEnergy common stock and the 20 percent match and dividend equivalent credits that were credited in 2003 under the Director Deferred Compensation Plan to the accounts of non-executive members of FirstEnergy's Board of Directors. None of the directors who are executive officers of FirstEnergy participated in the Director Deferred Compensation Plan in 2003. They participated solely in the Executive Deferred Compensation Plan described in Item 5.

Name and Position	Dollar Value ($)	Number of Shares
Non-Executive Director Group	$833,538	25,041

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 6.

Item 7 — Shareholder Proposal

        A shareholder has indicated its intention to present a proposal at the Annual Meeting that seeks to change the way the Company accounts for stock option grants to employees in its financial statements. In accordance with applicable law and accounting standards, the Company currently reports the impact of stock option programs in the notes to its Consolidated Annual Financial Statements. The shareholder proposal would require that all future stock options be expensed in the Company's annual income statement. Approval of this proposal requires the affirmative vote of a majority of votes cast. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The shareholder proposal does not seek to eliminate stock options as a legitimate form of compensation. Indeed, the shareholder proposal recognizes that stock options serve as an important component of the Company's overall compensation package. Your Board of Directors certainly shares this view as it has long considered stock option grants to be an important means of attracting, motivating and retaining its talented employees. While the shareholder proposal does not seek to eliminate this valuable compensation tool, it does seek to change how the Company accounts for these options by suggesting that the Company's current practice obscures true operational results. Your Board of Directors disagrees.

        Current Generally Accepted Accounting Principles in the United States ("GAAP"), which are based in part on statements issued by the Financial Accounting Standards Board ("FASB"), permit companies to either "expense" stock options in their income statements or disclose the effect of expensing stock options in the notes to their financial statements. The Company has utilized the method of disclosing the options in notes to the Consolidated Financial Statements since Statement No. 123—Accounting for Stock-Based Compensation—was issued by the FASB in November 1995. This is the most commonly used method for disclosing options. The notes set forth a detailed summary of stock option activity for the previous three years, including the number of options granted and exercised during such period and the number outstanding as of the end of such period. The disclosures also set forth the weighted average exercise price of stock options and the fair value of outstanding options and calculates for investors the effect of such options on net income and earnings per share. This gives our shareholders timely, factual information devoid of the speculation that now occurs for shareholders and investors of those companies that expense their options using one of many methods.

        There is yet to be a uniform methodology for valuing stock options. The FASB gives those companies that decide to expense their stock options a choice of stock option pricing models that take into account various factors. In addition, companies have a choice of underlying assumptions when employing these methodologies. These choices have created a degree of inconsistency and irregularity in valuing stock options for the purpose of expensing them in the income statement. The use of inconsistent valuation methodologies and underlying assumptions will result in financial statements that do not allow accurate comparisons between companies of similar sizes or within similar industries and will affect the reliability of compensation expense estimates. Thus, after careful consideration of the Company's policy regarding the accounting for stock options, the Company still believes that the expensing of options in its annual income statement would fail to advance the interests of investors at this time.

        The FASB has recognized the shortcomings with current methods of expensing stock options, particularly the problematic result that similarly situated companies may use different methodologies or rely on different assumptions when calculating the cost of options. Consequently, the FASB has extended an open invitation to comment on option valuation methods in an effort to bring forth a consensus. (See the FASB's Invitation to Comment—ACCOUNTING FOR STOCK-BASED COMPENSATION—November 18, 2002). The FASB acknowledged in this Invitation to Comment that the inconsistent use of methodologies and key assumptions impairs the comparability of financial results of different companies and further acknowledges that such inconsistent use affects the reliability of compensation expense estimates (See pages 10, 20 and 21 of the Invitation to Comment).

        In view of the FASB's ongoing consideration of the valuation and accounting for stock options, your Board of Directors believes that it would be premature for the Company to begin expensing options at this time. Until an appropriate uniform methodology for valuing stock options is developed in a manner that achieves comparability and reliability of compensation expense estimates, that financial information would have limited usefulness to investors. We also strongly believe that the Company would be placed at a relative disadvantage as the accounting treatment has not been standardized or widely adopted and is not required of our competitors. The FASB's process should be allowed to run its course.

        Your Board of Directors believes that in this instance it is in the best interest of shareholders for the Company to follow the most widely used industry practice when given a choice under accounting rules and, to the extent there is uncertainty and debate, to await consensus and/or direction from the FASB prior to implementing any material change. However, the Board of Directors will closely monitor the actions of the FASB to ensure that the Company is in full compliance with accounting standards when a uniform methodology emerges. In the meantime, your Board of Directors continues to believe that the current method of accounting for options is in the best interest of all shareholders. YOUR BOARD OF DIRECTORS ENCOURAGES YOU TO VOTE "AGAINST" THIS PROPOSAL.

        The following is the substance of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

                      Beginning of Shareholder Proposal

Stock Option Expensing Proposal

        Resolved, that the stockholders of FirstEnergy Corp. ("Company") hereby request that the Company's Board of Directors establish a policy of expensing in the Company's annual income statement the costs of all future stock options issued by the Company.

Supporting Statement:    Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Many companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company's operational earnings.

        Stock options are an important component of our Company's executive compensation program. We believe that the lack of option expensing can promote excessive use of options in a company's compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.

        "The failure to expense stock option grants has introduced a significant distortion in reported earnings," stated Federal Reserve Board Chairman Greenspan. "Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company's worth." Globe and Mail, "Expensing Options is a Bandwagon Worth Joining," Aug. 16, 2002.

        Warren Buffet wrote in a New York Times Op-Ed piece on July 24, 2002:

    There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it's justified.

    For many years, I've had little confidence in the earnings numbers reported by most corporations. I'm not talking about Enron and Worldcom — examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings.

    Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a change against their earnings. Without blushing, almost all CEOs have told their shareholders that options are cost-free…

    When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don't belong in the earnings statement, where in the world do they belong?

        Bear Stearns recently reported that more than 356 companies are expensing stock options or have indicated their intention to do so. 101 of these companies are S&P 500 companies, representing 39% of the index based on market capitalization. See Bear Stearns Equity Research, Sept. 4, 2003, "More Companies Voluntarily Adopt Fair Value Expensing of Employee Stock Options."

        This Fund, along with other Building Trades' union pension funds, sponsored this expensing proposal last proxy season and received majority votes at 26 companies, including Fluor, Calpine, Georgia-Pacific, U.S. Bancorp, Thermo Electron, Veritas Software, Apple Computer and Kohl's. We urge your support for this important reform.

                      End of Shareholder Proposal

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 7.

Item 8 — Shareholder Proposal

        A shareholder has indicated that a proposal will be presented at the Annual Meeting that seeks to submit the adoption, maintenance or extension of any shareholder rights plan to a shareholder vote as a separate ballot item on the next shareholder ballot. Approval of this proposal requires the affirmative vote of a majority of the votes cast. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The Board has already determined that it would be appropriate to terminate the plan through the acceleration of the expiration date of the rights issued thereunder to March 31, 2004. This resolution is subject to the approval of the SEC and an application is pending seeking such approval. If such approval is received after March 31, 2004, the plan will terminate when such approval is received. Accordingly, we believe no purpose would be served by adopting this shareholder proposal. YOUR BOARD OF DIRECTORS ENCOURAGES YOU TO VOTE "AGAINST" THIS PROPOSAL.

        The following is the substance of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

                      Beginning of Shareholder Proposal

8 — Shareholder Input on Poison Pills

        RESOLVED: Shareholders request that our Directors increase shareholder rights and submit the adoption, maintenance or extension of any poison pill to a shareholder vote as a separate ballot item on the next shareholder ballot. Also once this proposal is adopted, any dilution or removal of this proposal is requested to be submitted to a shareholder vote as a separate ballot item at the earliest possible shareholder election.

        We as shareholders voted in support of this topic:

Year	Yes Vote
2003	65%

        This percentage is based on yes and no votes cast. I believe this result is more significant because of our directors' objection. The 35%, which voted with our directors objection, equals only 26% of our stock outstanding.

        The Council of Institutional Investors www.cii.org formally recommends adoption of this proposal topic and also proposals which are supported by a majority of votes cast (both points apply to FirstEnergy).1,2

        This topic also won an overall 60% yes-vote at 79 companies in 2003.3 I do not see how our Directors could object to this proposal because it gives our Directors the flexibility to ignore our shareholder input if our Directors seriously believe they have a good reason.

  Pills Entrench Current Management

        Poison pills entrench the current management, even when it's doing a poor job. Pills water down shareholders' votes and deprive them of a meaningful voice in corporate affairs.

        From "Take on the Street" by Arthur Levitt, SEC Chairman, 1993-2001, page 215

  Poison Pill Negative

        "That's the key negative of poison pills—instead of protecting investors, they can also preserve the interests of management deadwood as well."

        Source: Morningstar.com

  Diluted Stock

        "There are often reasons that hostile takeovers should fail. But anti-democratic schemes to flood the market with diluted stock are not one of them."

        Source: The Motley Fool

  Like a Dictator

        "[Poison pill] That's akin to the argument of a benevolent dictator, who says, 'Give up more of your freedom and I'll take care of you.' "

        T.J. Dermot Dunphy, CEO of Sealed Air (NYSE) for 25 years

        A response by our directors, which could still allow our directors to give a poison pill with no shareholder vote, is not a substitute for this proposal.

Shareholder Input on Poison Pills
Yes on 8

1.
Council of Institutional Investors Corporate Governance Policies updated September 4, 2003.
2.
General recommendation, not this specific proposal.
3.
IRRC (Investor Responsibility Research Center) Corporate Governance Bulletin, June-Sept. 2003.

                      End of Shareholder Proposal

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 8.

Item 9 — Shareholder Proposal

        A shareholder has indicated its intention to present at the Annual Meeting a proposal requesting that the Company publish both semi-annual and annual reports disclosing detailed information regarding the Company's political contributions. This would require the listing of all Company donations to registered political candidates and publication of the business rationale and names of individuals involved in each of the Company's political contribution decisions. Approval of this proposal requires the affirmative vote of a majority of votes cast. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The Public Utility Holding Company Act generally prohibits the Company and its subsidiaries from making any contribution in support of the candidacy or election of any person to any federal, state or local office, or in support of any political party or committee. Other federal laws prohibit corporate contributions to political parties for federal offices as well.

        Interested shareholders may already obtain this information and the Company should not have to incur the additional expense of preparing and distributing a separate report to shareholders. YOUR BOARD OF DIRECTORS ENCOURAGES YOU TO VOTE "AGAINST" THIS PROPOSAL.

        The following is the substance of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

                      Beginning of Shareholder Proposal

Political Disclosure Resolution

        Resolved, that the shareholders of FirstEnergy Corporation ("Company") hereby request that the Company prepare and submit to the shareholders of the Company:

  1.
  A report updated annually, disclosing its policies for political contributions (both direct and indirect) made with corporate funds. The reports shall include, but not be limited to, contributions and donations to political candidates, political parties, political committees and other political entities organized and operating under 26 U.S.C. sec. 527. This Report shall be disclosed to shareholders through the Company's web site or to shareholders in public form.

  2.
  A semi-annual report of political contributions, disclosing monetary and non-monetary contributions to candidates, parties, political committees and other organizations and individuals described in paragraph 1. This report shall contain the following information:

  a.
  An accounting of the Company's funds contributed or donated to any of the persons described above;

  b.
  A business rationale for each of the Company's political contributions or donations; and

  c.
  Identification of the person or persons in the Company who participated in making the decisions to contribute or donate.

Statement of Support: As long-term shareholders of FirstEnergy Corporation, we support policies that apply transparency and accountability to corporate political giving. In our view, each disclosure is consistent with public policy in regard to public company disclosure.

        Currently, FirstEnergy Corporation is not required to disclose political contributions made with corporate funds in any Securities and Exchange Commission (SEC) reports to shareholders. Company executives and lobbyists exercise discretion over the use of corporate resources for political purposes. In addition, there is no SEC requirement for disclosing the business rationale for such donations. The result is that shareholders are unaware of how and why the Company chooses to make corporate contributions and the political ends that are being furthered by the gift of corporate funds.

        This is the case with FirstEnergy Corporation. The Center for Responsive Politics, a campaign finance watchdog organization, reported that the Company donated $700,000 in the 2002 election cycle to major party committees and congressional campaign dinners. (See www.opensecrets.org) However, further investigation shows that $50,000 of the Company's money also went to political committees associated with certain political figures. (See www.publicintegrity.org/527) Those committees, in turn, used the Company's money in ways not generally known to the public that could pose reputational problems and legal risks for the Company. (See Bruce Freed, "Pension Funds and the Right," The Hill, at 16 (Sept. 10, 2003))

        Absent a system of accountability, corporate executives will be free to use the Company's assets for political objectives not shared by and may be inimical to the interests of shareholders. There is currently no single source of information providing disclosure to the Company's shareholders on this issue. That is why we urge this support for this critical governance reform.

                      End of Shareholder Proposal

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 9.

Item 10 — Shareholder Proposal

        A shareholder has indicated its intention to present at the Annual Meeting a proposal that seeks to change the way the Company administers future severance agreements with its senior executives. The shareholder proposal urges that the Board of Directors seek shareholder approval for future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executives' base salary plus bonus. Approval of this proposal requires the affirmative vote of a majority of the votes cast. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

        The Board of Directors believes that this proposal would not enhance shareholder value and would not be in the best interest of its shareholders. To the contrary, your Board believes it could hinder the Board's ability to attract and hire highly qualified executives.

        The Company's executive compensation program, including severance agreements, is overseen by the Board through the Compensation Committee, which is comprised exclusively of independent directors as defined in the Company's Corporate Governance Policies. The Compensation Committee is charged by the Board of Directors with the responsibility of ensuring that executive compensation decisions are made in a manner it believes to be in the best interests of the Company and its shareholders. Periodically, the Compensation Committee utilizes consultants to ensure that the Company's executive benefit programs, including its severance programs, are in line with industry standards. The Company has agreements with a limited number of its senior executives that provide severance benefits if the individual's employment with the Company or its subsidiaries is terminated under specified circumstances within three years after a change in control of the Company. Such severance benefits include a payment equal to 2.99 times the sum of the individual's base salary plus the average of his/her annual incentive compensation awards over the past three years. The Company has had such agreements with its executives for several years. The Board believes that these arrangements are comparable to plans at similar companies.

        Such severance agreements are intended to ensure that the affected individuals are free from personal distractions in the context of a potential change of control, when the Board needs the objective assessment and advice of these executives to determine whether a bid is in the best interests of the Company and its shareholders. The agreements also are designed to attract and retain highly qualified executives and to motivate executives to maximize shareholder returns. Like many other large corporations, the Board of Directors believes that such severance agreements are reasonable, appropriate and necessary.

        The proponent suggests that shareholder approval for future severance agreements could be obtained after the material terms were agreed upon. The Board of Directors believes this is impractical and counterproductive. This proposal would place the Company at a competitive disadvantage in recruiting and retaining executive talent because severance agreements offered by the Company would be uncertain and therefore less valuable than those provided by other companies, whose arrangements would not be contingent upon shareholder approval. In addition, implementation of this proposal would be costly and disruptive for the Company. The adoption of the proposal would require the Company to either incur significant expense in calling a special shareholders' meeting for the sole purpose of voting on this type of agreement or delay finalizing such an agreement until after its approval at the annual meeting of shareholders, harming the Company's ability to recruit.

        The Compensation Committee, on an ongoing basis, devotes considerable time and effort to compensation issues, including finding the balance to be struck among various objectives of that program. The Board believes that it is ultimately in the shareholders' best interests that the responsibility for this ongoing process continue to be vested in the Compensation Committee rather than being preempted and inhibited by rigid and arbitrary limitations such as that reflected in the proposed resolution.

        Because the proposal would limit the Company's ability to offer the competitive employment arrangements required to attract and retain its executives, the Board believes it is not in the best interests of the Company and its shareholders to adopt the proposal. YOUR BOARD OF DIRECTORS ENCOURAGES YOU TO VOTE "AGAINST" THIS PROPOSAL.

        The following is the substance of the proposal as submitted. The proponent's name, address, and number of shares held will be furnished upon written or oral request to the Company.

                      Beginning of Shareholder Proposal

        RESOLVED: that the shareholders of First Energy ("the Company") urge the Board of Directors to seek shareholder approval of future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executives' base salary plus bonus. "Future severance agreements" include employment agreements containing severance provisions, retirement agreements and agreements renewing, modifying or extending existing such agreements. "Benefits" include lump-sum cash payments and the estimated present value of periodic retirement payments, fringe benefits, perquisites and consulting fees to be paid to the executive.

SUPPORTING STATEMENT:

        In our opinion, severance agreements as described in the resolution, are excessive in light of the high levels of compensation enjoyed by senior executives at the Company and U.S. corporations in general.

        We believe that requiring shareholder approval of such agreements may have the beneficial effect of insulating the Board of Directors from manipulation in the event a senior executive's employment must be terminated by the Company. Because it is not always practical to obtain prior shareholder approval, the Company would have the option if this proposal were implemented of seeking shareholder approval after the material terms of the agreement were agreed upon.

        For those reasons, we urge shareholders to vote for this proposal.

                      End of Shareholder Proposal

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 10.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership of the Company's common stock with the Securities and Exchange Commission and the New York Stock Exchange. The Company makes these filings for the convenience of the executive officers and directors. To the Company's knowledge, for the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers and directors were satisfied.

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS

Nominees for Election as Directors

  Terms expiring in the Year 2007:

Paul T. Addison — Retired in 2002 as Managing Director in the Utilities Department (a position held since 1997) of Salomon Smith Barney (Citigroup), an investment banking and financial services firm. Age 57. Director of the Company since 2003.
Committees: Audit, Finance

Ernest J. Novak, Jr. — Retired in 2003 as Managing Partner (a position held since 1998) of the Cleveland office of Ernst & Young LLP, a public accounting firm. Age 59. He is also a Director of BorgWarner, Inc. and A. Schulman Inc. First-time nominee for Director of the Company.

John M. Pietruski — Chairman of the Board since 1990 of Encysive Pharmaceuticals, Inc., a pharmaceutical research and development company. Also President of Dansara Company, a management consulting firm. Age 71. He is also a Director of PDI, Inc. Director of the Company since 2001 and Director of GPU from 1989-2001
Committees: Compensation, Finance

Catherine A. Rein — President and Chief Executive Officer since 1999 of Metropolitan Property and Casualty Insurance Company, and Senior Executive Vice President since 1997 of Met Life, Inc. Age 61. She is also a Director of The Bank of New York, Inc. Director of the Company since 2001 and Director of GPU from 1989-2001.
Committees: Audit, Compensation

Robert C. Savage — Chairman of the Board since 2003 and President and Chief Executive Officer from 1973-2003 of Savage & Associates, Inc., an insurance, financial planning and estate planning firm. Age 66. Director of the Company since 1997 and Director of Centerior Energy from 1990-1997.
Committees: Finance, Nuclear

Other Members of the Board

  Terms expiring in the Year 2005:

Anthony J. Alexander — President and Chief Executive Officer since January 20, 2004, of the Company. He also is President of various subsidiaries of the Company. President and Chief Operating Officer from 2001-2004. President from 2000-2001, and Executive Vice President and General Counsel from 1997-2000 of the Company. Age 52. He also is a Director of Ohio Edison, Pennsylvania Power, The Illuminating Company, Toledo Edison, Metropolitan Edison, Pennsylvania Electric, and many other subsidiaries of the Company. Director of the Company since 2002.

Russell W. Maier — President and Chief Executive Officer since 2002 of Michigan Seamless Tube, a specialized manufacturer of seamless mechanical and pressure tubes for industrial applications. Retired in 1998 as Chairman of the Board and Chief Executive Officer of Republic Engineered Steels, Inc. Age 67. He is also a Director of Unizan Financial Corp. and Unizan Bank, National Association. Director of the Company since 1997 and Director of Ohio Edison from 1995-1997.
Committees: Audit, Nuclear

Robert N. Pokelwaldt — Retired in 1999 as Chairman of the Board and Chief Executive Officer of YORK International Corporation, a supplier of heating, ventilating, air conditioning, and refrigeration equipment. Age 67. He is also a Director of Carpenter Technology Corporation, Intersil Corporation, and Mohawk Industries, Inc. Director of the Company since 2001 and Director of GPU from 2000-2001.
Committees: Audit, Finance

Jesse T. Williams, Sr. — Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Age 64. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
Committees: Corporate Governance, Nuclear

  Terms expiring in the Year 2006:

Dr. Carol A. Cartwright — President since 1991 of Kent State University. Age 62. She is also a Director of the Davey Tree Expert Company, KeyCorp., and PolyOne Corporation. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
Committees: Compensation, Corporate Governance

William T. Cottle — Retired in 2003 as Chairman, President and Chief Executive Officer (a position held since 2000) of STP Nuclear Operating Company (STPNOC), a nuclear operating company for the South Texas Project. President and Chief Executive Officer of STPNOC from 1997-2000. Age 58. Director of the Company since 2003.
Committees: Corporate Governance, Nuclear

Paul J. Powers — Retired in 2000 as Chairman of the Board and Chief Executive Officer (a position held since 1987) of Commercial Intertech Corp., a hydraulic components and metal components manufacturer. Age 69. He is also a Director of GlobalSantaFe Corp., Twin Disc, Incorporated, and YORK International Corporation. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
Committees: Compensation, Finance

George M. Smart — Elected non-executive chairman of the FirstEnergy Board of Directors on January 20, 2004. Retired in December of 2003 as President (a position held since 2001) of Sonoco-Phoenix, Inc., a manufacturer of easy-opening lids. Chairman of the Board and President of Phoenix Packaging Corporation from 1993-2001. Age 58. He is also a Director of Unizan Financial Corp. and Unizan Bank, National Association. Director of the Company since 1997 and Director of Ohio Edison from 1988-1997.
Committee: Audit

Dr. Patricia K. Woolf — Consultant, author, and Lecturer in the Department of Molecular Biology at Princeton University since 1991. Age 69. She is also a Director of Crompton Corporation and holds directorships at six mutual funds forming part of the "American Funds" fund complex. Director of the Company since 2001 and Director of GPU from 1983-2001.
Committees: Corporate Governance, Nuclear

Note: Paul T. Addison, whose term was to expire in 2006, is a nominee to serve on the class of directors being elected this year in order to keep the three class sizes as nearly equal as possible as required under the Company's Code of Regulations.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table shows shares of stock beneficially owned as of February 28, 2004, by each director and nominee; the executive officers named in the Summary Executive Compensation Table; and all directors and executive officers as a group. Also listed, as of February 28, are shares deferred by executive officers under the Executive Deferred Compensation Plan and common stock equivalents credited to executive officers as a result of participation in incentive compensation plans.

Name	Class of Stock	Shares Beneficially Owned(1)	Deferred Shares and Common Stock Equivalents(2)
Paul T. Addison	Common	1,224
Anthony J. Alexander	Common	289,858	64,737
H. Peter Burg	Common	10,057
Dr. Carol A. Cartwright	Common	16,100
William T. Cottle	Common	1,050
Robert B. Heisler, Jr.	Common	20,540
Kevin J. Keough	Common	69,584	15,862
Robert L. Loughhead	Common	10,280
Russell W. Maier	Common	14,744
Richard H. Marsh	Common	71,180	28,505
Ernest J. Novak, Jr.	Common	0
John M. Pietruski	Common	17,236
Robert N. Pokelwaldt	Common	7,112
Paul J. Powers	Common	19,108
Catherine A. Rein	Common	13,764
Robert C. Savage	Common	25,040
George M. Smart	Common	12,240
Leila L. Vespoli	Common	52,583	23,959
Jesse T. Williams, Sr.	Common	9,807
Dr. Patricia K. Woolf	Common	15,061
All Directors & Executive Officers as a Group	Common	994,048	248,418
(1)
Shares beneficially owned include (a) any shares with respect to which the person has a direct or indirect pecuniary interest, and (b) shares that the person has the right to acquire beneficial ownership within 60 days of February 28, 2004 (Alexander - 175,517 shares; Burg - 0 shares; Heisler - 5,110 shares; Keough - 64,548 shares; Maier - 5,110 shares; Marsh - 65,774 shares; Savage - 13,694 shares; Vespoli - 44,750 shares; and all directors and executive officers as a group - 642,988 shares). The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned.

(2)
Common stock equivalents represent the cumulative number of performance and phantom shares credited to each executive officer. The value of these equivalents is measured in part by the market price of the Company's common stock. Because final payments may vary due to performance factors (see the narrative under the Long-Term Incentive Plan Table), the value of an executive's common stock equivalents may not correlate directly with the stock's market price. Performance, phantom, and deferred shares do not have voting rights or other rights associated with ownership of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table shows all persons whom the Company is aware of who may be deemed to be the beneficial owner of more than five percent of common shares of the Company as of December 31, 2003. This information is based on Securities and Exchange Commission Schedule 13G filings.

				Voting Power Number of Shares		Investment Power Number of Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Common Shares Outstanding
				Sole	Shared	Sole	Shared
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	22,976,528	*	7.1%	9,404,660	12,824,072	22,835,457	141,071
Capital Research and Management Company 333 S. Hope Street, Los Angeles, CA 90071	17,125,450		5.2%	0	0	17,125,450	0

*State
Street disclaims beneficial ownership of these shares.

SUMMARY EXECUTIVE COMPENSATION TABLE

Long-Term Compensation
								Awards			Payouts
Annual Compensation
Name and Principal Position								Restricted Stock(2)		Securities Underlying Options	Long-Term Incentive Plan(3)(4)			All Other Compensation(5)
	Year	Salary		Bonus(4)		Other(1)
H. Peter Burg(6) Chairman and Chief Executive Officer	2003 2002 2001	$ $ $	1,051,142 989,511 821,176	$ $ $	0 406,186 631,719	$ $ $	24,264 15,424 16,580	$ $ $	0 439,080 0	266,800 200,000 200,000	$ $ $	775,492 1,386,412 496,162	(7)	$ $ $	843,489 59,780 52,461
Anthony J. Alexander(6) President and Chief Operating Officer	2003 2002 2001	$ $ $	702,519 648,523 544,537	$ $ $	0 124,769 372,652	$ $ $	34,805 12,571 19,688	$ $ $	0 274,425 0	160,900 120,000 120,000	$ $ $	371,670 664,455 249,092		$ $ $	45,115 39,921 31,610
Richard H. Marsh Senior Vice President and Chief Financial Officer	2003 2002 2001	$ $ $	375,556 357,129 315,708	$ $ $	0 127,064 176,128	$ $ $	13,267 13,731 9,031	$ $ $	0 36,590 0	47,500 35,000 40,000	$ $ $	176,991 316,421 152,759		$ $ $	53,590 43,725 27,787
Leila L. Vespoli Senior Vice President and General Counsel	2003 2002 2001	$ $ $	352,173 319,264 258,097	$ $ $	0 145,226 269,228	$ $ $	13,998 16,893 8,619	$ $ $	0 109,770 0	45,000 35,000 40,000	$ $ $	151,739 146,724 29,950		$ $ $	40,627 34,238 22,367
Kevin J. Keough Senior Vice President of FirstEnergy Service Company	2003 2002 2001	$ $ $	357,545 346,654 301,249	$ $ $	0 117,465 137,172	$ $ $	16,369 21,532 18,662	$ $ $	0 0 0	45,000 35,000 40,000	$ $ $	151,739 271,320 131,413		$ $ $	18,734 12,830 5,102
(1)
Reimbursement for income tax obligations on perquisites.

(2)
Reflects the dollar value of any restricted common stock award on the date of the award, determined by multiplying the number of shares awarded by the closing market price of the Company's common stock on the award date. At December 31, 2003, the total number of all restricted stock holdings and values determined by multiplying the total number of restricted shares by the closing market price of the Company's common stock on December 31, 2003, were as follows: Burg — 127,781 shares ($4,497,891); Alexander — 86,995 shares ($3,062,224); Marsh — 1,083 shares ($38,121); Vespoli — 3,250 shares ($114,400); Keough — 0 shares. Dividends on restricted shares are reinvested into additional shares which also are restricted. Restricted shares cannot be sold by the executive during the restricted period, and these shares can be forfeited if the executive leaves the Company prior to the end of the restricted period.

(3)
Represent payouts of long-term incentive opportunities under the Executive Incentive Compensation Plan.

(4)
Amounts shown in the Bonus and Long-Term Incentive Plan (later referred to as the LTIP) Payouts columns include bonus and LTIP payouts deferred under the Executive Deferred Compensation Plan (later referred to as the EDCP). Under the terms of the EDCP, an executive may defer all or a portion of his/her bonus and/or long-term incentive payment into common stock equivalents in a Stock Account at the then current FirstEnergy stock price. As an incentive to executives to increase their ownership in the Company, any amounts deferred into the Stock Account are increased by 20 percent. During the three-year period following deferral, dividend equivalents are credited to the Stock Account and are converted to additional common stock equivalents. At the end of the three-year period, the common stock equivalents are valued based on the then current FirstEnergy common stock price, and the Stock Account is paid out as stock unless the executive has elected to defer the proceeds further into a Retirement Stock Account within the EDCP. If the executive resigns or is terminated for cause during the three-year period following deferral, the 20 percent incentive amount and any appreciation on it are forfeited. The EDCP is being submitted for shareholder approval at this year's Annual Meeting (see Item 5 in this proxy statement).

The 20 percent incentive amounts for reported 2003 Bonus or LTIP Payout deferred into Stock Accounts in 2004, which are included in the Bonus and LTIP columns above, were as follows: Burg-$0; Alexander-$0; Marsh-$0; Vespoli-$18,208; Keough-$0. The 20 percent incentive amounts for reported 2001 and 2002 Bonus or LTIP Payout deferred into Stock Accounts, which are included in the Bonus and LTIP columns above, were as follows: Burg-2001-$47,904, 2002-$133,858; Alexander-2001-$0, 2002-$0; Marsh-2001-$16,012, 2002-$33,388; Vespoli-2001-$1,965, 2002-$8,360; Keough-2001-$12,483, 2002-$0.

(5)
For 2003, amount is comprised of (1) matching Company common stock contributions under the tax-qualified Savings Plan: Burg-$8,100; Alexander-$8,100; Marsh-$3,359; Vespoli-$8,100; Keough-$8,100; (2) above market interest earned under the Executive Deferred Compensation Plan: Burg-$56,295; Alexander-$36,411; Marsh-$49,900; Vespoli-$32,375; Keough-$10,460; (3) income or premiums associated with the Executive Supplemental Life Plan: Burg -$1,409; Alexander-$604; Marsh-$331; Vespoli-$152; Keough-$174; and (4) banked vacation paid after Mr. Burg's death-$777,685.

(6)
Mr. Burg passed away on January 13, 2004. On December 22, 2003, Mr. Alexander was named Acting Chief Executive Officer, in addition to his position of President and Chief Operating Officer, due to the medical leave of absence of Mr. Burg. On January 20, 2004, Mr. Alexander was elected President and Chief Executive Officer.

(7)
The payout for Mr. Burg's Long-Term Incentive Plan includes all final payments for any long-term incentive opportunities under the Executive Incentive Compensation Plan. See the Board Compensation Committee Report on Executive Compensation for details.

LONG-TERM INCENTIVE PLAN TABLE — AWARDS IN 2003

			Estimated Future Payouts Under Non-Stock Price Based Plan
		Performance or Other Period Until Maturation or Payout
Name	Number of Performance Shares		Below Threshold	Threshold	Target	Maximum
H. P. Burg	22,747	3 years	$0	$373,450	$746,900	$1,120,350
A. J. Alexander	13,065	3 years	$0	$214,500	$429,000	$643,500
R. H. Marsh	4,629	3 years	$0	$76,000	$152,000	$228,000
L. L. Vespoli	4,385	3 years	$0	$72,000	$144,000	$216,000
K. J. Keough	4,385	3 years	$0	$72,000	$144,000	$216,000

        Each executive's target long-term award was converted into the number of performance shares shown above, calculated using the average of the high and low stock prices of the common stock on the last trading day in 2002. These shares were placed into an account in the executive's name for a three-year period that will end on December 31, 2005. During this three-year performance period, an amount equal to the dividend for a share of common stock will be credited to this account for each performance share in the account on the date that the common stock dividends are paid. These dividend equivalents will be converted into additional performance shares based on the closing price of FirstEnergy common stock on that day. At the end of the three-year performance period, the executive's account will be valued based on the average of the high and low prices on the last trading day in 2005.

        The final account value may be adjusted upward or downward based upon the total shareholder return of FirstEnergy common stock relative to an energy services company index during this three-year period. If the total shareholder return ranking is below the 40th percentile, no long-term award will be paid. If the total shareholder return ranking is at or above the 86th percentile, the award payout will be 150 percent of the account value. Award payouts for a ranking between the 40th and 86th percentile will be interpolated between 50 and 150 percent.

        The final value of an executive's account, if any, will be paid to the executive in cash early in the year 2006. Executives also may elect to defer the receipt of any Long-Term Incentive Program award in accordance with the provisions of the Executive Deferred Compensation Plan. If an executive retires, dies, separates due to disability, or separates for a reason that the executive qualifies for and elects severance prior to the end of the three-year period, the value of the account will be decreased based on the number of months worked during the period. However, an executive must work at least twelve months during the three-year period to be eligible for an award payout.

STOCK OPTIONS GRANTED IN 2003

	Individual Grants
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Date Exercisable		Grant Date Present Value(1)
H. P. Burg	266,800	6.71%	$29.71	3/01/13	3/01/04	(2)	$1,358,012
A. J. Alexander	160,900	4.04%	$29.71	3/01/13	3/01/04	(2)	$818,981
R. H. Marsh	47,500	1.19%	$29.71	3/01/13	3/01/04	(2)	$241,775
L. L. Vespoli	45,000	1.13%	$29.71	3/01/13	3/01/04	(2)	$229,050
K. J. Keough	45,000	1.13%	$29.71	3/01/13	3/01/04	(2)	$229,050
(1)	Grant Date	Dividend Yield	Risk-Free Rate	Annual Turnover Rate	Price Volatility	Option Term (in Years)	Black- Scholes Value
	3/03/03	5.09%	3.67%	0.59%	26.9080%	7.85	$5.0900
(2) Vests in 25 percent increments annually on March 1 starting on March 1, 2004.

AGGREGATED STOCK OPTIONS EXERCISED IN 2003
AND STOCK OPTION VALUES AT DECEMBER 31, 2003

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2003 Exercisable/Unexercisable
H. P. Burg	0	$0	169,715/816,800	$1,012,582/$4,713,632
A. J. Alexander	0	$0	65,292/490,900	$211,553/$2,866,441
R. H. Marsh	0	$0	25,149/153,750	$94,409/$975,263
L. L. Vespoli	0	$0	14,750/126,250	$72,083/$690,888
K. J. Keough	5,000	$69,650	24,548/151,250	$139,128/$961,538

EQUITY COMPENSATION PLAN INFORMATION

Summary Table

        The following table contains information as of December 31, 2003, regarding compensation plans for which shares of FirstEnergy common stock may be issued.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	13,339,482	(1)	$29.36	7,758,010	(2)
Equity compensation plans not approved by security holders	0		N/A	1,122,039
Total	13,339,482		$29.36	8,880,049
(1)
Represents shares of common stock that could be issued upon exercise of outstanding options granted under the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (later referred to in these notes as the Plan). This number does not include 529,407 shares of common stock that could be issued upon exercise of outstanding options granted under plans assumed by FirstEnergy in acquisitions. The aggregate weighted-average exercise price of all outstanding options under the assumed plans is $27.01. FirstEnergy cannot grant additional options under the assumed plans.

(2)
Includes an indeterminate number of common shares that may be issued upon the settlement of 581,305 outstanding performance shares granted under the Plan, as well as upon the settlement of future grants of performance shares, stock appreciation rights and restricted stock under the Plan. If certain corporate performance goals are attained, performance shares can be paid in the form of cash or common stock, at the discretion of the Compensation Committee. Stock appreciation rights also may be settled in the form of cash or common stock at the discretion of the Compensation Committee. No grants of stock appreciation rights have been awarded under the Plan. Restricted stock always is issued in the form of common stock. Of the total shares available for future issuance reported above, no more than 5,818,508 common shares may be issued in connection with performance shares or restricted stock granted under the Plan.

Equity Compensation Plans Not Approved by Shareholders

        Both of the plans below are being presented to shareholders for approval at the Annual Meeting, as required by the New York Stock Exchange. Please reference Item 5 and Item 6 in this proxy statement.

Executive Deferred Compensation Plan

        For a description of this plan, see Item 5 on page 14 of this proxy statement.

Deferred Compensation Plan For Outside Directors

        For a description of this plan, see "What is the current compensation of directors?" on page 8 and Item 6 on page 16 of this proxy statement.

SEVERANCE AGREEMENTS AND OTHER CONTRACTS

        For the executives listed in the Summary Executive Compensation Table, separate severance agreements are currently in effect with Anthony J. Alexander, Richard H. Marsh, Leila L. Vespoli, and Kevin J. Keough. These agreements provide for the payment of severance benefits if the individual's employment with FirstEnergy or its subsidiaries is terminated under specified circumstances within three years after a change in control of FirstEnergy. A change in control includes the acquisition of the beneficial ownership of 50 percent or more of the outstanding shares of common stock or other voting stock of the Company, a change in the majority of the members of the Board of Directors, or a reorganization, merger, or dissolution of the Company. The agreements are intended to ensure that the individuals are free from personal distractions in the context of a potential change in control, when the Board needs the objective assessment and advice of these executives to determine whether an offer is in the best interests of the Company and its shareholders. The principal severance benefits under each agreement include payment of the following when the individual is terminated or resigns for good reason, which generally is defined as a material change, following a change of control, inconsistent with the individual's previous job duties or compensation:

  •
  The individual's base salary and accrued benefits through the date of termination, including a pro-rata portion of the annual and all deferred long-term incentive awards earned;

  •
  2.99 times the sum of the individual's base salary plus the average of his/her annual incentive compensation awards over the past three years;

  •
  Supplemental Executive Retirement Plan (later referred to as the SERP) benefits as follows: if the individual is less than age 55 at termination, the benefit is calculated as if he/she were age 55, offset by compensation earned from subsequent employers until age 55, at which time it then will be offset by pension benefits and, at age 62, further offset by Social Security payments; if the individual is between age 55 and 62 at termination, the benefit is calculated in accordance with the SERP and will be offset by Social Security payments beginning at age 62; if the individual is age 62 or more at termination, the benefit is calculated in accordance with the SERP;

  •
  Continuation of group health and life insurance, as if the individual had retired at the greater of his/her current age or age 55, and the greater of his/her current years of service or actual years of service at age 55; and

  •
  Payment of legal fees and expenses as well as any excise taxes resulting from the agreement.

        The severance agreements have initial three-year terms and will terminate on December 31, 2005. In 2003, the Compensation Committee retained an outside consultant to review the current provisions of the severance agreements. As a result of the consultant's findings, the Compensation Committee chose not to extend the current agreements. Instead, the Compensation Committee executed new agreements with the above executives and others that are effective, in the case of Mr. Alexander on February 17, 2004, and on January 1, 2006 for the others. The principal changes relate to the retirement, health care, and life insurance benefits payable to such executives if their employment is terminated under specified circumstances within three years after a change in control of the Company. The following changes apply to all the executives named above except Mr. Keough. In regard to retirement plans, (a) three years will be added to the executive's age and service at termination, (b) pension benefits will be calculated with the enhanced age and service, and (c) benefits will be paid out no earlier than an adjusted age of 55. In regard to health care, an executive will receive health care benefits on the same terms as an active employee for three years. Lastly, in regard to life insurance, an executive will receive life insurance benefits on the same terms as an active employee for three years. In the case of Mr. Keough, his benefits, where applicable, will be enhanced by two years instead of three years; and his cash severance will be two times the sum of his base salary plus his average annual incentive over the past three years. Additionally, in the case of Mr. Alexander, he is eligible for the specified severance benefits if he resigns, for any reason, during a 90-day window period commencing 18 months following a change in control. An executive would be prohibited for two years from working for or with competing entities after receiving severance benefits from this change in control agreement.

EXECUTIVE RETIREMENT PLAN

        The FirstEnergy Supplemental Executive Retirement Plan is limited to eligible executives. At normal retirement, eligible senior executives who participated in the SERP prior to 1999 and have five or more years of service with the Company or its subsidiaries, or eligible senior executives who began participation in the SERP in 1999 or later and have ten or more years of service, are provided a retirement benefit from the SERP. This benefit is equal to the greater of 65 percent of the executive's highest annual salary, or 55 percent of the average of the executive's highest three consecutive years of salary plus annual incentive awards paid after January 1, 1996, and paid prior to retirement. The SERP benefit is reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive Deferred Compensation Plan, and Social Security benefits. In some cases, the executive's tax-qualified pension and supplemental pension may exceed the SERP benefit. Subject to exceptions that might be made in specific cases, senior executives retiring prior to age 65, or with less than five years of service, or both, may receive a similar but reduced benefit. The SERP also provides for disability and surviving spouse benefits. As of the end of 2003, the estimated annual retirement benefits of the executive officers listed in the Summary Executive Compensation Table at age 65 from these sources were: Alexander-$480,523; Marsh-$262,734; Vespoli-$238,569, and Keough-$242,008. The annual retirement benefit from all the above sources that will be paid to the beneficiary of Mr. Burg is $558,055.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (later referred to in this report as the Committee) has responsibility for monitoring the executive compensation programs of the Company to determine whether they are coordinated properly and achieving their intended purpose. The Committee comprises five directors listed at the end of this report, none of whom is an employee of the Company, and each of whom qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for the purposes of Section 162(m) of the Internal Revenue Code. Also, as provided for in the Company's Corporate Governance Policies, each member qualifies as independent as defined from time to time by regulations of the New York Stock Exchange and the Securities and Exchange Commission.

        In 2003, the Company reviewed its compensation practices surrounding executives and directors, reviewed the Committee charter which reflects the criticality of its role in aligning executive and director pay with shareholders' interests, implemented a formal CEO evaluation process and reviewed its compensation philosophy to address the current business environment.

Committee Charter

        In accordance with the charter, the purpose of the Committee is:

  •
  To discharge the responsibilities of the Board of Directors (the "Board") as specified in this Charter relating to compensation of certain senior-level officers of the Company, including the chief executive officer ("CEO"), the Chairman, if the Chairman is not the CEO, and other proxy-named individuals;

  •
  To review and endorse a compensation philosophy that supports competitive pay for performance and is consistent with the corporate strategy; and

  •
  To assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company's executive officers, to administer such plans in order to attract, retain and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies and growth in shareholder value.

        To assist the Committee in fulfilling its charter obligations, the Committee established an annual work plan and meeting agendas that include executive sessions, which are held without the presence of management.

Philosophy

        The Company's compensation philosophy applies to all executives and reflects the following principles:

  •
  The total compensation will reflect a pay-for-performance orientation under which a significant portion of actual total compensation will reflect corporate, business unit and individual performance.

  •
  Base salaries will be generally targeted at or near the median competitive levels in the associated peer group. Variations above or below median levels will be used to reflect the relative responsibilities of the position within FirstEnergy to facilitate internal equity. Further, base salaries will reflect the individual qualifications, experience and sustained performance level of the individual.

  •
  Generally, the peer group used to define competitive levels of compensation will be the integrated energy services industry. In addition, consideration will be given to data from the competitive general industry in circumstances where that is the relevant pool in which we compete for talent.

  •
  Incentive opportunities for executives are targeted at median competitive levels for achievement of planned corporate goals but will allow executives to achieve total compensation in the 75th percentile of the relevant peer group if both corporate and individual performance are superior; however, there will be a significant downside if corporate and/or individual performance is below standard (threshold).

  •
  The proportion of pay at risk will increase as an executive's level of responsibility increases. Incentive opportunities will be designed to align with the long-term interests of shareholders. An appropriate balance of annual, medium-term and longer-term incentives will facilitate the retention of talented executives, reward long-term strategic results and encourage stock ownership.

  •
  Short-term incentive opportunities will be based on a combination of corporate, business unit and individual goals. As an executive's level of responsibility increases, a greater percentage of the annual incentive will be based on corporate goals. Corporate goals should reflect the targeted performance objectives for the year and should be heavily weighted to financial targets.

  •
  Medium- and long-term incentive awards will reflect actual performance relative to a peer group for those measures that lend themselves to that approach.

  •
  Consistent with this philosophy, the compensation for the Company's outside directors will generally be targeted at or near the median competitive levels for the electric utility industry.

CEO Evaluation Process

        As defined by the Charter, in 2003 the Committee established a process to obtain an evaluation of the CEO's performance from all independent directors. This process consists of both a written summary and an oral presentation by the CEO to the independent directors, discussion by independent directors and a written summarization of the consensus of the independent directors to the CEO.

Use of Outside Consultants

        The Committee employs an outside consultant to assist it in accomplishing its charter. The consultant is an independent advisor to the Committee. The Committee is able to select, dismiss and approve any financial arrangement with the consultant. The consultant may also assist management in performing duties delegated from the Committee.

CEO Pay

        The salary column in the Summary Executive Compensation Table (later referred to as the Table) lists the 2003 base salary of the late Mr. Burg, including salary deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan and/or the FirstEnergy Savings Plan. In accordance with the Company's pay philosophy, Mr. Burg received a base salary similar to that of CEOs at similar-size energy service companies.

        Under the Executive Incentive Compensation Plan (later referred to as the Incentive Plan), Mr. Burg, at the beginning of the year, received a target short-term incentive opportunity and a target long-term incentive opportunity. For 2003, 60 percent of Mr. Burg's total target compensation was put at risk in the form of incentive compensation. This amounted to a target short-term incentive opportunity of $853,600 and a target performance share long-term opportunity of $746,900.

        The Committee approved five financial and operational objectives for Mr. Burg in 2003. These objectives related to the achievement of confidential target levels regarding earnings per share; shareholder value added, net debt reduction; overall safety performance, including nuclear safety as measured by an industry index; and customer service excellence. The financial measures received the heaviest weighting in Mr. Burg's target short-term incentive opportunity.

        No awards are given for performance that is below threshold. Awards for operational performance range from 50 percent of target for performance at threshold to 150 percent of target for outstanding performance. Awards for financial performance range from 50 percent of target for performance at threshold to 200 percent of target for outstanding performance.

        Based on the shortfall of the 2003 financial targets, Mr. Burg received no short-term incentive award.

        The Committee approved a long-term incentive opportunity with the payout based on the performance of the Company's common stock, both on an absolute basis and as compared to an index of peer companies, between January 1, 2003, and December 31, 2005. This award, which normally would have paid out in early 2006, matured by its terms on December 31, 2003, due to the death of Mr. Burg.

        Based on the Company's 2003 performance, Mr. Burg received no long-term award.

        Mr. Burg received a 2002 long-term opportunity with the payout based on the performance of the Company's common stock, both on an absolute basis and as compared to an index of peer companies, between January 1, 2002, and December 31, 2004. This award, which normally would have paid out in early 2005, matured by its terms on December 31, 2003, due to the death of Mr. Burg.

        Based on the Company's 2002 and 2003 performance, Mr. Burg received no long-term award.

        In accordance with the Incentive Plan in effect in 2001, Mr. Burg received an incentive opportunity with a term of three years from 2001 through 2003. Based on the level of achievement, Mr. Burg's payout under the 2001 long-term incentive program was $775,492.

        The long-term program is described in the narrative under the Long-Term Incentive Plan Table.

        The Committee approved grants of non-qualified stock options to Mr. Burg and other key executives in March of 2003. The details of the grants for Mr. Burg and the other named executive officers are listed in the Stock Options Granted in 2003 Table.

Share Ownership Guidelines

        FirstEnergy believes it is critical that executives and shareholders interests are clearly aligned. As such, share ownership levels, defined as a multiple of salary, are in place for the executives at FirstEnergy as follows:

CEO	5 times
COO	4 times
Senior Vice Presidents and the Equivalent	3 times
Vice Presidents and the Equivalent	1-2 times

Preserving Tax Deductibility of Executive Compensation

        Recognizing that competitive compensation levels for senior executive officers at a corporation the size of FirstEnergy may exceed the $1 million deduction limit of Section 162(m) of the Internal Revenue Code, it is the Committee's policy to structure executive compensation plans to maximize the deductibility of executive compensation by minimizing the compensation subject to this limit.

Compensation Committee:	John M. Pietruski (Chair), Dr. Carol A. Cartwright, Robert B. Heisler, Jr., Paul J. Powers, Catherine A. Rein

BOARD AUDIT COMMITTEE REPORT

        The Board Audit Committee (later referred to in this report as the Committee) oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. In performing its review, the Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements. In addition, the Audit Committee closely monitored and evaluated the circumstances, processes and substance of the restatements of the Company's financial statements for 2002 and the restatements of the financial statements for certain public reporting subsidiaries for 2000, 2001, and 2002.

        The Committee reviewed and discussed with the independent auditor, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. Included in this discussion were the matters required by Statement on Auditing Standards No. 61, "Communication With Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, which included their judgments as to the propriety of the application of accounting principles by the Company.

        The Committee received the written communications from the independent auditors regarding their independence from the Company as required by the Independence Standards Board's Standard No. 1, "Independence Discussions With Audit Committees," and discussed that matter with the independent auditors.

        The Committee discussed with the Company's internal and independent auditors the overall scope, plans and results of their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

        Based on the above reviews and discussions conducted, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        The following is a summary of the fees paid by the Company to its independent auditor, PricewaterhouseCoopers LLP, for services provided during the years 2003 and 2002:

AUDIT FEES

        PricewaterhouseCoopers LLP billed the Company an aggregate of $4,432,644 in 2003 and $2,924,531 in 2002 in fees for professional services rendered for the audit of the Company's financial statements and the review of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements.

	Fees for Audit Year 2003	Fees for Audit Year 2002
AUDIT RELATED FEES
Benefit Plan Audits	$138,978	$88,884
Sarbanes-Oxley Assistance	$75,000	$0
Accounting Consultation (FIN 46 & Ohio Rate Plan)	$217,788	$0
TAX FEES	$0	$263,673
ALL OTHER FEES
Other Assurance Fees	$0	$390,158
Other Services	$0	$271,009

        The Committee has considered whether the non-audit services rendered by the independent auditor are compatible with the auditor maintaining its independence. While it believes that the non-audit services rendered by the independent auditor during the year 2003 are compatible with the auditor maintaining its independence, the Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent auditor cannot be engaged to perform non-audit services, other than services that require an expertise that is exclusive to that firm. The policy further states that any engagement of the independent auditor to perform other audit-related services must be approved in advance by the Vice President and Controller. Any engagement of the independent auditor for non-audit related services that is based on an expertise that is exclusive to them must be specifically approved in advance by the Committee. The Committee pre-approved all services provided by PricewaterhouseCoopers LLP in 2003 and all audit related fees for PricewaterhouseCoopers LLP in 2002.

Audit Committee:	George M. Smart (Chair), Paul T. Addison, Robert L. Loughhead, Russell W. Maier, Robert N. Pokelwaldt, Catherine A. Rein

SHAREHOLDER RETURN — PERFORMANCE COMPARISON GRAPHS

        The following graphs show the total annual return from an investment in the Company's common stock compared with the total annual returns in the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies (referred to below as the EEI Index) and the Standard & Poor's 500 Index of widely held common stocks (referred to below as the S&P 500 Index). The top graph shows the total annual returns by year. The bottom graph provides the cumulative value of a $100 investment on December 31, 1998. Total return represents stock price changes plus the reinvestment of dividends in the stock.

TOTAL ANNUAL RETURNS

TOTAL RETURN CUMULATIVE VALUES
($100 Investment on December 31, 1998)

Appendix A

CHARTER OF THE AUDIT COMMITTEE

PURPOSE

        The purpose of the Audit Committee (the "Committee") is:

          1. To assist Board oversight of:

            (a) The integrity of the Company's financial statements;

            (b) The Company's compliance with legal, risk management and regulatory requirements;

            (c) The independent auditor's qualifications and independence;

            (d) The performance of the Company's internal audit function and independent auditor; and

            (e) The Company's systems of internal control with respect to the accuracy of financial records, adherence to Company policies and compliance with legal and regulatory requirements.

          2. To prepare the report that Securities and Exchange Commission ("SEC") rules require be included in the Company's annual proxy statement; and

          3. To perform such other duties and responsibilities enumerated in this Charter.

        The Committee's function is one of oversight, recognizing that the Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

COMPOSITION

        The Committee shall be comprised of not fewer than three members of the Board, as shall be determined from time to time by the Board. The Board shall appoint the members of the Committee upon the recommendation of the Corporate Governance Committee. Without the approval of the Board, no Committee member shall simultaneously serve on the audit committees of more than two other public companies.

        Each member shall qualify as independent, as such term is defined in the Corporate Governance Policies. The Board shall appoint at least one member to the Committee who, in the Board's business judgment, has accounting or related financial management expertise, which member may be an "Audit Committee Financial Expert" as such term may be defined from time to time by the SEC.

        All members of the Committee shall be financially literate, having a working familiarity with basic finance and accounting practices, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

RESPONSIBILITIES AND AUTHORITY

        The Audit Committee has the following responsibilities and authority:

          1. Annually, the Committee shall be directly responsible for the appointment, compensation, retention (subject to shareholder ratification, if such ratification is required) and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall audit the consolidated financial statements of the Company and the consolidated financial statements of selected subsidiaries for the fiscal year for which it is appointed and report directly to the Committee.

          2. Except as otherwise stated herein, the firm serving as the independent auditor for the Company may not be retained to provide non-audit related services to the Company or any of its subsidiaries. This also applies to non-audit related services received by the Company's subsidiaries from other accounting firms serving as their independent auditors. In the event that non-audit related services for a project can reasonably be provided only by the independent auditor due to expertise that is exclusive to that firm or for any other reason that the Committee deems necessary, and provided that the engagement for such non-audit related services is in compliance with all applicable legal and regulatory requirements promulgated from time to time by the SEC and the NYSE, the Committee must specifically approve such arrangements before the auditor may be engaged to provide such service. Notwithstanding the foregoing, the independent auditor for the Company is prohibited from providing the following non-audit services to the Company or any of its subsidiaries:

            (a) Bookkeeping or other services related to the accounting records or financial statements of the Company or any of its subsidiaries;

            (b) Financial information systems design and implementation;

            (c) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

            (d) Actuarial services;

            (e) Internal audit outsourcing services;

            (f) Management functions or human resources;

            (g) Broker or dealer, investment advisor or investment banking services;

            (h) Legal services and expert services unrelated to the audit; and

            (i) Any other services that the Public Accounting Oversight Board determines, by regulation, is impermissible.

        The Committee must pre-approve any audit-related service that is not considered part of the annual audit and, to the extent required by applicable law, any non-audit service.

          3. In connection with the Committee's approval of non-audit services, the Committee shall consider whether the independent auditor's performance of any non-audit services is compatible with the external auditor's independence.

          4. The Committee shall establish the Company's hiring policies for employees or former employees of the Company's independent auditors.

          5. At least annually, the Committee shall obtain and review a report by the independent auditor describing:

            (a) the independent auditor's internal quality control procedures;

            (b) any material issues raised by the most recent internal quality control review or peer review of the independent auditor's firm, or by any publicly disclosed inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor's firm, and the steps taken to deal with those issues; and

            (c) all relationships between the independent auditor and the Company, in order to assess the auditor's independence.

          6. After reviewing the foregoing report, the Committee shall evaluate the independent auditor's qualifications, performance and independence, which shall include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the Committee shall take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

          7. The Committee shall ensure the regular rotation of the lead audit partner and concurring partner every five (5) years and consider whether it would be appropriate to implement a regular rotation of the independent auditor firm.

          8. The Committee shall also review any report by the independent auditor describing:

            (a) critical accounting policies and practices used by the Company;

            (b) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

            (c) any other material written communication between the independent auditor's firm and the Company's management.

          9. The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's reports filed with the SEC.

          10. The Committee, as a whole or through the Chair, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management, the internal auditor and the external auditor prior to filing of the Company's Reports on Forms 10-K or 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

          11. The Committee shall review disclosures made to the Committee by the Company's chief executive officer and chief financial officer during their certification process for Forms 10-K and Forms 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          12. In connection with its review of the Company's financial statements, the Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented.

          13. The Committee shall review with the independent auditor any audit problems or difficulties and management's response to them. The Committee shall review any significant findings and recommendations of the internal auditing function together with management's responses to them. Any such review shall include discussion of the responsibilities, budget and staffing of the internal audit function.

          14. Based on its review and discussions with management, the internal auditor and the independent auditor, the Committee shall recommend to the Board whether the Company's financial statements should be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

          15. Although the Committee shall not be required to pre-approve or discuss in advance each earnings release or each instance in which the Company may provide earnings guidance, the Committee shall review and discuss press releases related to the Company's earnings, as well as financial information and earnings guidance provided to financial analysts and rating agencies.

          16. The Committee shall meet separately, periodically, with management, with internal auditors, with independent auditors and with the general counsel.

          17. The Committee shall review the scope and plan of the work to be done by the Company's internal audit function, and the results of such work. The review should also include discussion of the responsibilities, budget and staffing of the internal audit function.

          18. The Committee shall periodically review with the director of the Internal Auditing Department the adequacy of the Company's internal controls including computerized information system controls and security. The Committee shall discuss with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of the audit.

          19. The Committee shall consider and review Directors', officers' and management's Company-funded expenses.

          20. The Committee shall discuss generally the Company's policies with respect to risk assessment and risk management.

          21. Periodically, the Committee shall meet with appropriate member of management to review adherence to corporate policies and review processes relating to training, monitoring and reporting of policy compliance. The Committee shall also periodically review the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct and the Company's Conflicts-of-Interest Policy.

          22. The Committee shall establish procedures for:

            (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

            (b) the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters.

          23. The Committee may cause on-going educational programs related to appropriate financial and accounting practices to be made available to Committee members.

          24. The Committee shall communicate to the Board any issues with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

          25. The Committee shall prepare the report required by SEC rules to be included in the Company's annual proxy statement.

          26. The Committee shall report regularly to the Board concerning its activities.

          27. The Committee shall conduct an annual performance evaluation of the Committee.

          28. The Committee shall ensure the minutes of each meeting be kept and filed with the minutes of the Company.

AUTHORITY TO RETAIN AND TERMINATE ADVISORS

        In the course of its duties, the Committee shall have the authority, at the Company's expense, to retain, replace and terminate independent counsel and other advisors, as it deems necessary to carry out its duties.

        The Committee shall have the sole authority to appoint, compensate, retain (subject to shareholder ratification, if such ratification is required) and oversee the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

        The Committee shall determine the appropriate funding to be provided by the Company for payment of:

            (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

            (b) compensation to any advisors employed by the Committee; and

            (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Chair of the Committee shall be consulted prior to the appointment or removal of the Director of Internal Auditing.

AMENDMENT

        This Charter and any provision contained herein may be amended or repealed by the Board.

Appendix B

ARTHUR ANDERSEN LLP LETTER TO THE SECURITIES AND EXCHANGE COMMISSION
REGARDING THE CHANGE IN CERTIFYING ACCOUNTANT

May 9, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir/Madam:

We have read the statements made in paragraphs 4a (ii), 4a (iii) and 4a (iv) of Item 4, to be included in the Form 8-K/A dated May 9, 2002, of FirstEnergy Corp., to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

Arthur Andersen LLP

cc:
Mr. Richard H. Marsh, Senior Vice President and
Chief Financial Officer, FirstEnergy Corp.

B-1

Appendix C

Amendments to FirstEnergy's Amended Code of Regulations to Declassify the Board of Directors

        11.   Number, Election and Terms of Directors. Except as may be otherwise provided in any Preferred Stock Designation, the number of the directors of the Corporation will not be less than nine nor more than 16 as may be determined from time to time only (i) by a vote of a majority of the Whole Board, or (ii) by the affirmative vote of the holders of at least 80% of the voting power of the Corporation, voting together as a single class. ~~The directors, other than those who may be expressly elected by virtue of the terms of any Preferred Stock Designation, will be classified with respect to the time for which they severally hold office into three classes, as nearly equal in size as possible and consisting of not less than three directors in each class, designated Class I, Class II, and Class III. The directors first appointed to Class I will hold office for a term expiring at the annual meeting of shareholders to be held in 1998; the directors first appointed to Class II will hold office for a term expiring at the annual meeting of shareholders to be held in 1999; and the directors first appointed to Class III will hold office for a term expiring at the annual meeting of shareholders to be held in 2000, with the members of each class to hold office until their successors are elected.~~ Except as may be otherwise provided in any Preferred Stock Designation, at each annual meeting of the shareholders of the Corporation, the directors ~~persons chosen at that meeting to succeed the class of directors whose term expires~~ shall be elected by plurality vote of all votes cast at such meeting and shall hold office for a term expiring at the following annual meeting of shareholders and until their successors shall have been elected; provided, that any director elected for a longer term before the annual meeting of shareholders to be held in 2005 shall hold office for the entire term for which he or she was originally elected. ~~held in the third year following the year of their election.~~ Except as may be otherwise provided in any Preferred Stock Designation, directors may be elected by the shareholders only at an annual meeting of shareholders. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director. Election of directors of the Corporation need not be by written ballot unless requested by the presiding officer or by the holders of a majority of the voting power of the Corporation present in person or represented by proxy at a meeting of the shareholders at which directors are to be elected.

        12.   Newly Created Directorships and Vacancies. Except as may be otherwise provided in any Preferred Stock Designation, any vacancy (including newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause) may be filled only (i) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director or (ii) by the affirmative vote of the shareholders after a vote to increase the number of directors at a meeting called for that purpose in accordance with this Code of Regulations. Any director elected in accordance with the preceding sentence to fill a vacancy that does not result from a newly created directorship will hold office for the remainder of the full term of the director that he or she is replacing. ~~of the class of directors in which the new directorship was created or the vacancy occurred and~~ Any director elected in accordance with the first sentence of Regulation 12 will hold office until such director's successor has been elected.

C-1

Appendix D

Amendments and repeals to FirstEnergy's Amended Articles of Incorporation and Amended Code of Regulations to change the 80% Supermajority voting requirement in certain provisions

        ~~Article X of the Articles:~~

        ~~Notwithstanding anything to the contrary contained in these Articles of Incorporation, the affirmative vote of the holders of at least 80% of the voting power of the Corporation, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, Article V, Article VI, Article VII, Article VIII or this Article X; provided, however, that this article X shall not alter the voting entitlement of shares that, by virtue of any Preferred Stock Designation, are expressly entitled to vote on any amendment to these Articles of Incorporation.~~

        Regulation 11 of the Code:

        11.   Number, Election and Terms of Directors. Except as may be otherwise provided in any Preferred Stock Designation, the number of the directors of the Corporation will not be less than nine nor more than 16 as may be determined from time to time only (i) by a vote of a majority of the Whole Board, or (ii) by the affirmative vote of the holders of at least ~~80%~~ two-thirds of the voting power of the Corporation, voting together as a single class. The directors, other than those who may be expressly elected by virtue of the terms of any Preferred Stock Designation, will be classified with respect to the time for which they severally hold office into three classes, as nearly equal in size as possible and consisting of not less than three directors in each class, designated Class I, Class II, and Class III. The directors first appointed to Class I will hold office for a term expiring at the annual meeting of shareholders to be held in 1998; the directors first appointed to Class II will hold office for a term expiring at the annual meeting of shareholders to be held in 1999; and the directors first appointed to Class III will hold office for a term expiring at the annual meeting of shareholders to be held in 2000, with the members of each class to hold office until their successors are elected. Except as may be otherwise provided in any Preferred Stock Designation, at each annual meeting of the shareholders of the Corporation, the persons chosen at that meeting to succeed the class of directors whose term expires shall be elected by plurality vote of all votes cast at such meeting and shall hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Except as may be otherwise provided in any Preferred Stock Designation, directors may be elected by the shareholders only at an annual meeting of shareholders. No decrease in the number of directors constituting the Board of Directors may shorten the term of any incumbent director. Election of directors of the Corporation need not be by written ballot unless requested by the presiding officer or by the holders of a majority of the voting power of the Corporation present in person or represented by proxy at a meeting of the shareholders at which directors are to be elected.

        Regulation 13 of the Code:

        13.   Removal. Except as may be otherwise provided in any Preferred Stock Designation, any director or the entire Board of Directors may be removed only upon the affirmative vote of the holders of at least ~~80%~~ two-thirds of the voting power of the Corporation, voting together as a single class.

        Regulation 36 of the Code:

        36.   Amendments. Except as otherwise provided by law or by the Articles of Incorporation or this Code of Regulations, these Regulations or any of them may be amended in any respect or repealed at any time at any meeting of shareholders, provided that any amendment or supplement proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting. Notwithstanding the foregoing sentence or anything to the contrary contained in the Articles of Incorporation or this Code of Regulations, Regulations 1, 3(a), 9, 11, 12, 13, 14, 31 and 36 may not be amended or repealed by the shareholders, and no provision inconsistent therewith may be adopted by the shareholders, without the affirmative vote of the holders of at least ~~80%~~ two-thirds of the voting power of the Corporation, voting together as a single class. Notwithstanding the foregoing provisions of this Regulation 36, no amendment to Regulations 31, 32 or 33 will be effective to eliminate or diminish the rights of persons specified in those Regulations existing at the time immediately preceding such amendment.

D-1

Annex A

FIRSTENERGY CORP.

DEFERRED COMPENSATION PLAN

FOR OUTSIDE DIRECTORS

1.    GENERAL

        1.1    Preamble.    The FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (the "Plan") was initially established on December 31, 1997 as the FirstEnergy Corp. Deferred Compensation Plan for Directors. The Ohio Edison Company Deferred Compensation Plan for Directors was merged into the Plan effective as of December 31, 1997 and the Centerior Energy Corporation Deferred Compensation Plan for Directors was merged into the Plan effective as of January 1, 2000. This restatement of the Plan is effective November 7, 2001 and supersedes all prior versions of this Plan and all prior arrangements and understandings regarding the deferral of fees by Directors.

        1.2    Purpose.    The purpose of this Plan is to provide a benefit to Directors by giving them the opportunity to defer certain fees in accordance with the provisions of the Plan. The Plan is also intended to advance the interests of FirstEnergy Corp. and its Affiliates by providing a benefit which attracts and retains the services of qualified persons who are not employees of FirstEnergy Corp. or its Affiliates to serve as Directors.

        1.3    Payment Method.    Payment of an equity retainer is in the form of FirstEnergy common stock, which can be deferred into a Deferred Stock Account. Cash retainers, meeting fees, chairperson fees, and any additional annual cash retainer paid to a non-executive Chairman of the Board, will be paid in cash, but can be paid in stock or deferred into a cash or Deferred Stock Account based on an annual election made by the director. Meeting fees are paid monthly, all other fees and retainers are paid quarterly.

        1.4    Status under Laws.    The Plan does not provide benefits to employees of the Company or any Affiliate and, accordingly, is not subject to the provisions of the Employee Retirement Income Security Act. The Plan shall be unfunded for purposes of the Internal Revenue Code and is not intended to qualify under Internal Revenue Code Section 401(a).

        1.5    Definitions.    As used in the Plan, the following terms shall have the following meanings:

          (a)   "Accounts" means bookkeeping accounts maintained on behalf of each Participant and includes a Participant's Deferred Fee Account, Transfer Account and such other accounts as may be established in accordance with the directions of the Committee.

          (b)   "Administrator" means the Committee or such other person selected by the Board to administer the Plan.

          (c)   "Affiliate" means a member of the affiliated group of corporations (as defined in Section 1504 of the Internal Revenue Code and the regulations thereunder) that includes the Company which elects to participate in this Plan in accordance with Section 9.5 and whose participation is approved by the Company.

          (d)   "Appeals Committee" means the committee appointed by the Board to review claims denied by the Committee and to have such other discretionary powers and duties as provided by Section 8.3.

          (e)   "Beneficiary" means one or more persons, trust, estates or other entities, designated in accordance with Article 5, that are entitled to receive benefits under this Plan upon the death of a Participant. A Beneficiary is a general unsecured creditor of the Company or of the Affiliate which maintains the Accounts and provides any benefits under this Plan.

          (f)    "Board" means the board of directors of the Company.

          (g)   "Bonus Credit" means an amount credited to a Participant's Account as provided in Section 3.5(b)(1).

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          (h)   "Change in Control" means any of the following:

            (1)   The acquisition by any Person (as such term is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more (twenty five percent (25%) if such Person proposes any individual for election to the Board or any member of the Board is a representative of such Person) of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege); (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation (collectively "Reorganization") if, following such Reorganization the conditions described in clauses (i), (ii), and (iii) of paragraph (3) of this Subsection (h) are satisfied; or

            (2)   Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of solicitations subject to as such terms are used in Rule 14a 12(c) of Regulation 14A promulgated under the Exchange Act or any such successor rule) or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board; or

            (3)   Consummation of a Reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company, in each case, unless, following such Reorganization (i) more than seventy-five percent (75%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such Reorganization, merger or consolidation or acquiring such assets and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Reorganization, merger, consolidation or sale or other disposition of assets in substantially the same proportions as their ownership, immediately prior to such Reorganization of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any holding company formed by the Company to become the parent of the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Reorganization and any Person beneficially owning, immediately prior to such Reorganization directly or indirectly, twenty-five percent (25%) or more of, respectively, the Outstanding Company Common Stock, or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Reorganization or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Reorganization; or

          Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company. A Change in Control may occur only with respect to the Company. A change in ownership of

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  common stock of an Affiliate or subsidiary, change in membership of a board of directors of an Affiliate or subsidiary, the sale of assets of an Affiliate or subsidiary, or any other event described in this Subsection (h) that occurs only with respect to an Affiliate or subsidiary does not constitute a Change in Control.

          (i)    "Committee" means the Compensation Committee of the Board.

          (j)    "Company" means FirstEnergy Corp.

          (k)   "Corporate Secretary" means the Corporate Secretary of FirstEnergy Corp.

          (l)    "Default" means a failure by the Company or Affiliate to contribute to the Trust, within thirty (30) days of receipt of written notice from its trustee, any of the following amounts:

            (1)   The full amount of any insufficiency in assets of the Trust or any subtrust of the Trust that is required to pay any Plan benefit payable by the trustee pursuant to directions by the Committee or disputed by the Committee after a Special Circumstance and determined by the trustee to be payable; or

            (2)   Any contribution which is then required to be made by the Company or Affiliate to the Trust or any subtrust of the Trust.

  If, after the occurrence of a Default, the Company or Affiliate at any time cures such Default by contributing to the Trust all amounts which are then required under paragraphs (1) and (2) above, it shall then cease to be deemed that a Default has occurred or that a Special Circumstance has occurred by reason of such Default.

          (m)  "Deferred Fee Account" means a bookkeeping account established by the Company or a Affiliate which maintains record of deferred Director's Fees including expenses and earnings. All amounts credited to a Director's Deferred Fee Account shall constitute a general, unsecured liability of the Company or of the Affiliate for which the Director serves when Director's Fees are deferred.

          (n)   "Deferred Stock Fund" means an Investment Fund which is deemed to be invested in FirstEnergy Corp. common stock.

          (o)   "Director" means a member of the Board, a member of the board of directors of any Affiliate and any individual designated as a Director by the committee incident to a merger of or acquisition by the Company of an Affiliate. A Director may not be an employee of the Company or any Affiliate.

          (p)   "Director's Fees" means the equity retainer fees, cash retainer fees, meeting fees, chairperson fees, and any additional annual cash retainer for a non-executive Chairman of the Board, payable for services as a Director whether payable in cash or in equity instruments.

          (q)   "Disability" means a period of disability during which the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or such other period of disability as defined in Internal Revenue Code Section 22(e)(3). A Participant shall not be considered to be Disabled unless he or she furnishes proof of the existence of Disability in the form and manner as required by the Committee.

          (r)   "Investment Fund" means an investment fund in which Accounts may be deemed to be invested. An Investment Fund may be any open-ended fund, closed-end fund, a fund which is deemed to be invested in a particular stock or other investment, or a fund which credits a fixed or variable interest rate determined by the Committee.

          (s)   "Participant" means a Director or former Director who is owed a benefit under this Plan. A Participant is a general unsecured creditor of the Company or of the Affiliate which maintains the Accounts and provides any benefits under this Plan.

          (t)    "Plan" means the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors.

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          (u)   "Plan Year" means the period beginning on each January 1 and ending on the following December 31.

          (v)   "Potential Change in Control" means any of the following:

            (1)   Any Person (as defined in Section 13(d)(3) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, delivers to the Company a statement containing the information required by Schedule 13 D under the Exchange Act, or any amendment to any such statement (or the Company becomes aware that any such statement or amendment has been filed with the Securities and Exchange Commission pursuant to applicable Rules under the Exchange Act), that shows that such Person has acquired, directly or indirectly, the beneficial ownership of (i) more than twenty percent (20%) of any class of equity security of the Company entitled to vote as single class in the election or removal from office of directors, or (ii) more than twenty percent (20%) of the voting power of any group of classes of equity securities of the Company entitled to vote as a single class in the election or removal from office of directors;

            (2)   The Company becomes aware that preliminary or definitive copies of a proxy statement and information statement or other information have been filed with the Securities and Exchange Commission pursuant to Rule 14a-6, Rule 14c-5, or Rule 14f-1 under the Exchange Act relating to a Potential Change in Control of the Company;

            (3)   Any Person delivers to the Company pursuant to Rule 14d-3 under the Exchange Act a Tender Offer Statement relating to Voting Securities of the Company (or the Company becomes aware that any such statement has been filed with the Securities and Exchange Commission pursuant to applicable Rules under the Exchange Act);

            (4)   Any Person (other than the Company) publicly announces an intention to take actions which if consummated would constitute a Change in Control;

            (5)   The Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;

            (6)   The Board approves a proposal, which if consummated would constitute a Change in Control; or

            (7)   The Board adopts a resolution to the effect that, for purposes of this Trust Agreement, a Potential Change in Control has occurred.

          Notwithstanding the foregoing, a Potential Change in Control shall not be deemed to occur as a result of any event described in paragraphs (1) through (6) above, if a number of directors (who were serving on the Board immediately prior to such event and who continue to serve on the Board) equal to a majority of the members of the Board as constituted prior to such event determines that the event shall not constitute a Potential Change in Control.

          If a Potential Change in Control ceases to exist for any reason except for the occurrence of a Change in Control, it shall then cease to be deemed that a Potential Change in Control has occurred as a result of any event described in paragraphs (1) through (7) above, or that a Special Circumstance has occurred by reason of such Potential Change in Control.

          A Potential Change in Control may occur only with respect to the Company. A change in ownership of common stock of an Affiliate or subsidiary, change in membership of a board of directors of an Affiliate or subsidiary, the sale of assets of an Affiliate or subsidiary, or any other event described in this Subsection (v) that occurs only with respect to an Affiliate or subsidiary does not constitute a Change in Control.

          (w)  "Retirement" means severance of all directorships with the Company and all Affiliates by a Participant on or after the attainment of age sixty-nine (69) or at such earlier age as approved by the Committee.

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          (x)   "Separation" means severance of all directorships with the Company and all Affiliates by a Participant.

          (y)   "Special Circumstance" means a Change in Control, a Potential Change in Control, or a Default.

          (z)   "Transfer Account" means a bookkeeping account established by the Company or an Affiliate which maintains record of deferred Directors' Fees transferred from another plan including expenses and earnings. All amounts credited to a Directors' Transfer Account shall constitute a general, unsecured liability of the Company or of the Affiliate for which the Director serves.

          (aa) "Trust" means the FirstEnergy Corp. Trust for Outside Directors.

          (bb) "Year of Service" means a period of time commencing on a date during a calendar year and ending on the day immediately preceding such date in the subsequent calendar year throughout which an individual serves as a Director. A Year of Service shall commence for specified purposes such as vesting of the Bonus Credit under Section 3.5(b)(2) on the date as set forth in the Plan.

2.    DEFERRALS

        2.1    Written Election to Defer Fees.    Any Director may elect from time to time, by written notice to the Company given on or before December 31 of any year, to defer receipt of all or any specified part of his or her Director's Fees earned for services performed during the calendar years following his or her election to defer.

        2.2    Election During First Year of Becoming a Director.    Any person who becomes a Director and who was not a Director on the preceding December 31 may elect, by written notice to the Company given within thirty (30) days after becoming a Director, to defer receipt of all or any specified part of his or her Director's Fees earned for services performed during the balance of the calendar year following his or her election to defer and during succeeding calendar years.

        2.3    Election Irrevocable.    An election to defer Director's Fees shall be irrevocable and shall continue from year to year unless the Director terminates it by written notice to the Company on or before December 31 of the year preceding the calendar year to which the termination applies.

        2.4    Transfers from Other Plans.    If permitted by the Committee and the provisions of this Plan, a Director may transfer his or her benefits from another nonqualified plan to this Plan as provided in this Section.

          (a)   An individual who was a member of a board of directors of a corporation which is merged into the Company, who was not an employee of such corporation, who is not an employee of the Company or any Affiliate, and who is either selected to serve as a member of the Board or designated as a Director with respect to the Company for purposes of this Plan by the Committee may elect to transfer his or her benefit under a nonqualified plan sponsored by the corporation merged into the Company. Any account balance transferred shall be credited to a Transfer Account established and maintained under this Plan and shall be a liability of the Company. Any other benefit transferred shall be identified in Attachment 2.4.

          (b)   An individual who was a member of a board of directors of a corporation which is merged into a Affiliate or which is acquired and becomes a Affiliate, who was not an employee of such corporation, who is not an employee of the Company or any Affiliate and who is either a member of the board of directors of a Affiliate after such merger or acquisition or designated as a Director with respect to an Affiliate for purposes of this Plan by the Committee may elect to transfer his or her benefit under a nonqualified plan sponsored by the corporation merged into an Affiliate or acquired by the Company. Any account balance transferred shall be credited to a Transfer Account established and maintained under this Plan and shall be a liability of the Affiliate into which the corporation is merged or which the corporation becomes. Any other benefit transferred shall be identified in Attachment 2.4.

          (c)   Any balance transferred shall become payable under the terms and conditions of this Plan; provided however, that the Director's deferral elections, commencement date elections, and beneficiary elections made under the plan from which the benefit is transferred shall continue to be effective under this Plan unless such elections are amended or changed under the terms of this Plan.

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          (d)   Provisions regarding such transfers shall be established by the Committee and shall be set forth in Attachment 2.4 of this Plan.

3.    ACCOUNTS AND INVESTMENT FUNDS

        3.1    Deferred Fee Account.    Any Director's Fees earned and deferred while serving as a member of the Board shall be credited by the Company to the Participant's Deferred Fee Account established and maintained by the Company as of the date the Director's Fees would otherwise be payable. Any Director's Fees earned while serving as a member of the board of directors of a Affiliate shall be credited by the Affiliate to the Participant's Deferred Fee Account established and maintained by such Affiliate as of the date the Director's Fees would otherwise be payable.

        3.2    Transfer Account.    Any account balances transferred to this Plan pursuant to Section 2.4 shall be credited to the Participant's Transfer Account established and maintained by the Company or the applicable Affiliate.

        3.3    Other Accounts and Subaccounts.    The Committee may establish such other Accounts and subaccounts as it may deem necessary for the administration of the Plan including subaccounts where the Participant has specified different methods of payment, or where necessary to maintain the vested portion of a Participant's Account. Such Accounts and subaccounts shall be credited in accordance with procedures adopted by the Committee.

        3.4    Investment Funds.    A Participant's Accounts shall be adjusted for gains and losses as if the Accounts held assets and such assets were invested in one or more Investment Funds selected by the Committee. The Investment Funds in which a Participant is deemed to be invested shall be determined in accordance with Section 3.5. The Committee shall have sole discretion in the selection, number and types of Investment Funds for this Plan and may change or eliminate Investment Funds from time to time in its sole discretion.

        3.5    Credits to Investment Funds.    The Committee shall credit Director's Fees deferred under this Plan and transferred from another plan to Investment Funds in accordance with this Section unless other rules for transferred amounts are set forth in Attachment 2.4.

          (a)   Rules and Limitations Regarding Deferrals and Transfers.

            (1)   Equity Retainer Fees and Transfers Distributable only in Stock. Equity retainer fees that are deferred under this Plan and any account balance transferred directly to this Plan from another plan in accordance with Section 2.4 where such account balance may only be distributed in stock from the other plan upon an event permitting distribution and such stock has been or is to be exchanged for common stock of FirstEnergy Corp. under a plan of merger with the Company shall be credited to the Deferred Stock Fund.

            (2)   All Other Deferred Director's Fees and Transfers. Unless and until another procedure is established by the Committee for designation of Investment Funds, a Participant may direct that all deferred Director's Fees and transfers except those Director's Fees and transfers identified in Section 3.5(a)(1) shall be deemed to be invested in any one or more of the Investment Funds selected by the Committee. In the event a Participant does not direct the Investment Funds in which his or her Accounts are deemed to be invested, the deferrals and transfers shall be deemed to be invested in an Investment Fund that reflects the investment performance of a money market fund selected by the Committee.

          (b)   Rules and Limitations Regarding Bonus Credit.

            (1)   Bonus Credit. At the time Director's Fees except equity retainer fees are initially deferred under this Plan and credited for investment into the Deferred Stock Fund, the amount of cash retainer fees, meeting fees or chairperson fees credited to the Deferred Stock Fund shall be increased by a Bonus Credit equal to twenty percent (20%) of such Director's Fees credited to the Deferred Stock

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    Fund. Any account balance transferred to this Plan from another plan in accordance with Section 2.4 that may be credited to the Deferred Stock Fund shall not be increased by the Bonus Credit.

            (2)   Vesting of Bonus Credit. A Participant shall be fully vested in his or her Bonus Credit if he or she has three (3) Years of Service from the date the Bonus Credit is credited to the Participant's Account. In addition, a Participant shall be fully vested in his or her Bonus Credit if he or she incurs a Separation upon death, Retirement, or Disability. Furthermore, a Participant shall be fully vested in the Bonus Credit and all associated earnings upon a Special Circumstance or in situations where they are ineligible to stand for re-election due to circumstances unrelated to their performance as a director.

            (3)   Forfeiture of Bonus Credit. If a Participant incurs a Separation, takes an accelerated distribution under Section 4.3 or withdraws a portion of his Accounts under Section 4.4, and the Bonus Credit has not been credited to the Deferred Stock Fund for a minimum of three (3) Years of Service from the date of crediting such amount to the Account until the date of Separation, accelerated distribution or withdraw, the Director shall forfeit all Bonus Credits not fully vested in accordance with Section 3.5(b)(2).

          (c)   Rules and Limitations Regarding Transfers Among Investment Funds.

            (1)   Deferred Stock Fund. No amount credited to the Deferred Stock Fund may be transferred and credited to any other Investment Fund, and no amount credited to an Investment Fund other than the Deferred Stock Fund may be transferred and credited to the Deferred Stock Fund.

            (2)   All Other Investment Funds. Any amount credited to an Investment Fund other than the Deferred Stock Fund may be transferred and credited to any other Investment Fund except the Deferred Stock Fund at the direction of the Participant.

          (d)   Investment Fund Performance. The earnings and losses of each Investment Fund shall be determined by the Committee, in its reasonable discretion, based on the performance of the Investment Funds themselves. The balance of a Participant's Accounts shall be credited or debited on a daily basis based on the performance of each Investment Fund in which a Participants' Accounts are deemed to be invested, such performance and the crediting of such performance being determined by the Committee in its sole discretion.

          (e)   Committee Procedures. The Committee may establish such rules and procedures as it determines to be appropriate for the crediting of deferrals and transfers to Investment Funds, for transfers among Investment Funds and for crediting earnings and losses of an Investment Fund.

        3.6    Reporting.    The Company shall provide a statement to each Director who has any amount credited to his or her Accounts at least annually.

4.    PAYMENT TO DIRECTOR

        4.1    Distribution Payment.    A Participant's Accounts shall be paid to the Participant in cash, either in a lump sum or in annual installments over a period not to exceed ten (10) years except that payment of the balance of the Deferred Stock Fund to the Director shall be paid in the form of FirstEnergy Corp. common stock.

        4.2    Distribution Election.    A Participant's Accounts shall be distributed upon Retirement, Disability or other Separation in accordance with the elections on file with the Committee.

          (a)   Initial Distribution Election. A Participant, in connection with his or her commencement of participation in the Plan, shall select the form of distribution payment to be made by the Plan.

          (b)   Distribution Election of Transfer Amounts. Any elections made with respect to benefits transferred from another nonqualified plan shall be paid and distributed in accordance with the elections made by the Participant under such plan and such election shall continue to be in effect under this Plan

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  unless the Participant submits new elections to the Committee under the provisions and procedures of this Plan.

          (c)   Amendment of Distribution Election. A Participant may change his or her distribution election by filing a new superseding designation with the Company at any time prior to the 120 day period ending on the day prior to the day on which the Participant is entitled to distribution under this Plan. If a Participant requests any change in the date of the distribution of his Deferred Stock Fund, the request must be approved by the Committee.

          (d)   Time of Payment. Payment(s) shall be made on or commencing with the January 1 next following the day the Participant ceases to be a Director unless prior to the 120 day period ending on the day prior to the day on which the Participant is entitled to distribution under this Plan, the Participant designates a later payment or commencement date (not later than the January 1 next following the day he or she attains age 72, or his date of Retirement if later).

        4.3    Accelerated Distribution.    A Participant may at any time request an accelerated distribution of his or her Accounts, subject to a ten percent (10%) penalty and, if applicable, forfeiture of the Bonus Credit and associated deemed earnings described above if the Bonus Credit is not fully vested as provided by Section 3.5(b)(3). The ten percent (10%) penalty is imposed after any forfeiture of the Bonus Credit and associated deemed earnings. Such a request must be made in writing, in a form and manner specified by the Committee. If the request is approved by the Committee, the Company will distribute to the Participant the entire balance of his or her Accounts minus any forfeitures and minus the ten percent (10%) penalty as a lump sum within ninety (90) days after the end of the month in which the Committee receives the request. Such distribution shall completely discharge the Company and the applicable Affiliate from all liability with respect to the Participant's Accounts. If the Participant is an active Director, the Participant may not resume any further deferrals into the Plan until January 1 of the second calendar year following the calendar year in which the Director receives such distribution.

        4.4    Withdrawal.    A Participant who has deferred Director's Fees under this Plan for five (5) full years may request to withdraw a portion of the amounts credited to his or her Accounts subject to forfeiture of the Bonus Credit and associated deemed earnings and losses as provided by Section 3.5(b)(3). The requisite full years of deferral to request a withdrawal need not be consecutive but may be intermittent. Amounts credited to the Deferred Stock Fund will be distributed only after amounts credited to all other Investment Funds are distributed. Such request must be made in writing in a form and manner specified by the Committee and must specify the amount to be withdrawn and the future date or dates to be paid. The date(s) must be the first of a month in the second calendar year following the calendar year in which the request was made. The request will be irrevocable after December 31 of the calendar year in which it is made unless, prior to payment, the Participant separates from the Board or the board of directors of an Affiliate, or a Special Circumstance occurs. In these instances, the request will become null and void and the Account Balance will be paid as elected by the Participant pursuant to Section 4.2 or as provided in Section 4.5. If the request is approved by the Committee, the Company will distribute to the Director the balance of his or her Accounts except the portion credited to the Deferred Stock Fund as a lump sum within ninety (90) days after the end of the month in which the Committee receives the request and will distribute to the Director the balance of his or Accounts credited to the Deferred Stock Fund minus any forfeitures in FirstEnergy Corp. common stock in an administratively reasonable period of time.

        4.5    Special Circumstance.    In the instance of a Special Circumstance, all balances in Investment Funds other than the Deferred Stock Fund shall be paid out immediately in cash as a lump sum and the balance of the Deferred Stock Fund shall be distributed in FirstEnergy Corp. common stock in an administratively reasonable period of time. A Participant may elect to receive distribution from this Plan in a distribution payment otherwise permitted by this Plan if such election is made more than 120 days prior to the Special Circumstance.

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5.    BENEFICIARY

        5.1    Beneficiary Designation.    Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) to receive any benefits payable under the Plan upon the death of a Participant. A Participant shall designate his or her Beneficiary by completing and signing a Beneficiary designation form and returning it to the Committee. The Participant shall also designate the time and the manner of payment to the Beneficiary, which may be either (i) in a lump sum as soon as practicable after the date of death, (ii) in a lump sum on January 1 of the year following the year in which the death occurred or (iii) in one or more annual payments the last of which may occur no later than January 1 of the fifth year following the year in which the death occurred. Amounts credited to the Deferred Stock Fund shall be distributed in FirstEnergy Corp. common stock in an administratively reasonable period of time. In the event the Participant designates distribution in the form of two or more annual payments, a pro rata portion shall be distributed from each Investment Fund in which the Participant's Accounts are credited.

        5.2    Change of Beneficiary.    A Participant shall have the right to file a new Beneficiary designation form. Upon acceptance of a new Beneficiary designation form, all Beneficiary designations previously filed shall be cancelled as of the date of the new Beneficiary designation form.

        5.3    Payment of Benefit upon Death.    Upon the death of a Participant prior to the distribution of the entire balance credited to the Participant's Accounts shall be paid to the Beneficiary or Beneficiaries designated by the Participant in writing filed with the Committee. In the event that a Participant fails to designate a Beneficiary or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's benefits under this Plan shall be distributed to his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid shall be paid to the executor or personal representative of the Participant's estate.

6.    ASSIGNMENT

        Except to the extent that a Participant may designate a Beneficiary to receive any payment to be made following his or her death and except by will or the laws of descent and distribution, no rights or benefits under this Plan shall be assignable or transferable, or subject to encumbrance or charge of any nature.

7.    ADMINISTRATION

        7.1    Administration by Committee.    Unless another Administrator is selected by the Board, this Plan shall be administered by the Committee. Except as otherwise provided by action of the Board or the terms of the Plan: (a) a majority of the members of the Committee shall constitute a quorum for the transaction of business, and (b) all resolutions or other actions taken by the Committee at a meeting shall be by the vote of the majority of the Committee members present, or, without a meeting, by an instrument in writing signed by all members of the Committee. A Committee member may not vote on any matter which directly affects only his or her benefit under the Plan.

        7.2    Powers of Administrator.    The Administrator shall have the full discretion and authority to administer the Plan including the discretion and authority to construe, interpret, and apply this Plan, and to render nondiscriminatory rulings or determinations. All questions regarding the Plan, as well as any dispute over accounting or administrative procedures or interpretation of the Plan, shall be resolved at the sole discretion of the Administrator. Constructions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons. The Administrator shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

        7.3    Delegation.    The Committee may delegate all or any duties, discretions and responsibilities under this Plan to the Corporate Secretary.

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8.    CLAIMS

        8.1   Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

        8.2   The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. The Committee shall notify the Claimant in writing:

          (a)   that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (b)   that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

            (1)   the specific reason(s) for the denial of the claim, or any part of it;

            (2)   specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

            (3)   a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

            (4)   an explanation of the claim review procedure set forth in Section 8.3 below.

        8.3    Review of Denied Claim.    The Board shall appoint the members of a Appeals Committee which shall consist of three (3) or more members. The Appeals Committee shall decide appeals of application denials as provided in this Section, have such other discretionary powers and authorities as provided by this Section, and shall have such other discretionary powers and duties as shall from time to time be assigned to the Appeals Committee by the Company. Prior to a Change in Control the members of the Appeals Committee shall remain in office at the will of the Board, and the Board may remove any of said members, from time to time, with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Company respectively. The fact that a person is a prospective Participant, a Participant or a former Participant shall not disqualify him from acting as a member of the Appeals Committee. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor-member is appointed. Upon request, the Company shall notify the Committee in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Committee shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Committee shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee shall be addressed to its secretary at the address of the Company. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Appeals Committee a

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written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

          (a)   may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

          (b)   may submit written comments or other documents; and/or

          (c)   may request a hearing, which the Appeals Committee, in its sole discretion, may grant.

        8.4    Decision on Review.    The Appeals Committee shall render its decision on review promptly, and no later than sixty (60) days after the Appeals Committee receives the Claimant's written request for a review of the denial of the claim. If the Appeals Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Appeals Committee expects to render the benefit determination. In rendering its decision, the Appeals Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)   specific reasons for the decision; and

          (b)   specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

          (c)   an explanation of the claim review procedure set forth in the Trust.

9.    AMENDMENT, TERMINATION AND PARTICIPATION

        9.1    Amendment by Board.    Prior to a Special Circumstance, the Board may from time to time, amend, suspend, terminate or reinstate any or all of the provisions of this Plan, except that no amendment, suspension, termination or reinstatement shall adversely affect the Accounts or benefits under this Plan of any Participant as they existed immediately before the amendment, suspension, termination, merger or reinstatement or the manner of payments, unless the Participant shall have consented in writing.

        9.2    Termination by the Company.    Prior to a Special Circumstance, the Board may at any time terminate this Plan and/or transfer its liabilities under this Plan to a similar plan it may establish. Upon the termination of this Plan, amounts credited to the Accounts of Participants and benefits transferred shall continue to be payable to those Participants in accordance with the terms of this Plan. Upon termination of this Plan, if the Board should transfer its liabilities to another plan, such transfer of liabilities shall not adversely affect the Accounts or benefits of any Participant as they existed immediately prior to a transfer authorized by the Board or the manner of payments, unless the Participant shall have consented in writing. In addition, any transfer of liabilities of this Plan shall not affect the liability of the Company or any Affiliate responsible to pay the benefit represented by the Account Balance.

        9.3    Automatic Termination.    Notwithstanding termination by the Board or by the Company, the mandatory payment of a portion of the annual retainer in the form of FirstEnergy common stock and the 20% bonus and dividend equivalent features of this Plan will automatically terminate on May 17, 2014 or earlier if the maximum share reserve of 500,000 shares is reached, unless shareholders re-approve these features the earlier of the prior date or prior to the depletion of the maximum share reserve.

        9.4    Effect of Plan Termination.    Notwithstanding any other provisions of the Plan, if the Plan is terminated, no subsequent Director's fees may be deferred under this Plan. Upon termination, if the liabilities of this Plan are not transferred to another plan, the Director's Accounts shall continue to be credited with deemed earnings as provided in Section 3.4, and the entire balance in the Account Balance shall become payable to the Participant in accordance with the provisions of this Plan in effect at the date of termination.

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        9.5    Participation by Affiliates.    Affiliates may participate in this Plan as provided in this Section.

          (a)   A member of the affiliated group of corporations (as defined in Section 1504 of the Internal Revenue Code and the regulations thereunder) that includes the Company may adopt this Plan with the consent of the Company. The Affiliate shall be liable for the payment of any benefit of a Participant whose benefits under the Plan relate to Director's Fees deferred while serving on the board of directors of the Affiliate or which are transferred to this Plan by the Participant. Neither the Company nor any other Affiliate shall have any liability for such benefits.

          (b)   Each Affiliate, by adopting the Plan, appoints the Company as its agent and fully empowers the Company to act on behalf of all Affiliates as it may deem appropriate in maintaining or terminating the Plan. The adoption by the Company of any amendment to the Plan or the termination of all or any part of the Plan will constitute and represent, without further action on the part of any Affiliate, the approval, adoption, ratification or confirmation by each Affiliate of any such amendment or termination and each Affiliate shall be bound by such amendment or termination.

          (c)   An Affiliate may cease participation in the Plan only upon approval by the Company and only in accordance with such terms and conditions that may be required by the Company.

10.    UNFUNDED PLAN

        10.1    Bookkeeping Entries.    The Accounts maintained for purposes of this Plan shall constitute bookkeeping records of the Company or the applicable Affiliate and shall not constitute any allocation of any assets of the Company or Affiliate or be deemed to create any trust or special deposit with respect to any of the assets of the Company or any Affiliate. Neither the Company nor any Affiliate shall be under any obligation to any Participant to acquire, segregate or reserve any funds or other assets for purposes relating to this Plan. No Participant shall have any rights whatsoever in or with respect to any funds or other assets owned or held by the Company or any Affiliate. The rights of an Participant under this Plan are solely those of a general creditor of the Company or any Affiliate to the extent of the amount credited to his or her Accounts with the Company or the applicable Affiliate and this Plan is a mere promise to pay benefits to the Participants.

        10.2    Trusts, Insurance Contracts or Other Investment.    The Company or the Affiliates may, in their respective discretion, establish one or more trusts, purchase one or more insurance contracts or otherwise invest or segregate funds for purposes relating to this Plan, but the assets of such trusts, rights and assets of such insurance contracts or otherwise invested or held in segregated funds shall at all times remain subject to the claims of the general creditors of the Company and any Affiliate as provided in such trust or contract except to the extent and at the time any payment is made to an Participant under this Plan.

11.    MISCELLANEOUS

        11.1    Severability.    The invalidity or unenforceability of any particular provision of this Plan shall not affect any other provision, and the Plan shall be construed in all respects as if invalid or unenforceable provisions were omitted.

        11.2    Applicable Law.    This Plan shall be construed and governed in accordance with the laws of the State of Ohio without giving effect to principles of conflicts of laws.

        11.3    Not a Contract.    The terms and conditions of this Plan shall not be deemed to constitute a contract for services between the Company or any Affiliate and the Participant. A Director is retained on an "at will" relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained as a Director of the Company and any Affiliate.

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        11.4    Successors.    The provisions of this Plan shall bind and inure to the benefit of the successors and assigns of the Company and each Affiliate.

        11.5    Distribution in the Event of Taxation.    If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

          (a)   If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Special Circumstance, or the trustee of the Trust after a Special Circumstance, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Special Circumstance, shall be granted), the Company or applicable Affiliate shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit. If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

          (b)   If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

        11.6    Insurance.    The Company and the Affiliates, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Company, the Affiliates or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Company or an Affiliate shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Company or Affiliate have applied for insurance.

        11.7    Legal Representation.    The Company and each Affiliate is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, an Affiliate or successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or an Affiliate to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, an Affiliate or any successor corporation has failed to comply with any of its obligations under the Plan or, if the Company, an Affiliate or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the applicable Affiliate irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and an Affiliate (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, an Affiliate or any director, officer, shareholder or other person affiliated with the Company, an Affiliate or any successor thereto in any jurisdiction.

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ATTACHMENT 2.4-A

Ohio Edison Company Deferred Compensation Plan for Directors.

        Merger of Plans.    Effective as of December 31, 1997, the Ohio Edison Deferred Compensation Plan for Directors ("Ohio Edison Plan") was merged into this Plan.

        Definition of Director.    The individuals who made deferral elections under the Ohio Edison Plan shall be considered "Directors" for purposes of this Plan even if they have not served on the Board or any board of directors of any Affiliate.

        Prior Elections to Defer.    Any election to defer director's fees made under the Ohio Edison Plan prior to December 31, 1997 shall, to the extent such deferred fees and any earnings and losses credited to such deferred fees have not been paid to the Director or to his or her Beneficiary prior to such date, be treated as having been made under this Plan and shall be subject to all of the rights and limitations imposed on elections made under this Plan.

        Transfer of Account Balance.    With respect to any Director who had a balance in his or her account under the Ohio Edison Plan immediately prior to December 31, 1997, the balance of such account shall be transferred to a Transfer Account under this Plan as of December 31, 1997 and shall be administered in accordance with this Plan. Such Directors shall be permitted to designate how such transferred account balances shall be deemed invested as permitted under this Plan.

        Liability for Payment.    All liabilities of the Ohio Edison Plan shall be paid by the Company.

        Transfer of Liabilities and Payment of Accounts.    If any account under the Ohio Edison Plan is in pay status or is otherwise payable to an Participant as of such date, it shall continue to be payable to that person under the same terms and conditions as were provided under the Ohio Edison Plan. The balance of any account under the Ohio Edison Plan shall become payable under the terms and conditions of this Plan; provided, however, that the Director's deferral elections, commencement date elections, and beneficiary elections made under the Ohio Edison Plan shall continue to be effective under this Plan unless amended or changed by the Director under the terms of this Plan.

        Crediting of Service.    All service as a director of the Ohio Edison Company or any affiliate of Ohio Edison Company shall count as Years of Service under this Plan.

14

ATTACHMENT 2.4-B

Centerior Energy Corporation Deferred Compensation Plan for Directors.

        Merger of Plans.    Effective as of January 1, 2000, the Centerior Energy Corporation Deferred Compensation Plan for Directors (the "Centerior Plan") was merged into this Plan.

        Definition of Director.    The individuals who made deferral elections under the Centerior Plan shall be considered "Directors" for purposes of this Plan even if they have not served on the Board or any board of directors of any Affiliate.

        Prior Elections to Defer.    Any election to defer director's fees made under the Centerior Plan prior to January 1, 2000 shall, to the extent such deferred fees and any earnings and losses credited to such deferred fees have not been paid to the Director or to his or her Beneficiary prior to such date, be treated as having been made under this Plan and shall be subject to all of the rights and limitations imposed on elections made under this Plan.

        Transfer of Account Balance.    With respect to any Director who had a balance in his or her account under the Centerior Plan immediately prior to January 1, 2000, the balance of such account shall be transferred to a Transfer Account under this Plan as of January 1, 2000 and shall be administered in accordance with this Plan. Such Directors shall be permitted to designate how such transferred account balances shall be deemed invested as permitted under this Plan.

        Liability for Payment.    All liabilities of the Centerior Plan shall be paid by the Company.

        Transfer of Liabilities and Payment of Accounts.    If any account under the Centerior Plan is in pay status or is otherwise payable to an Participant as of such date, it shall continue to be payable to that person under the same terms and conditions as were provided under the Centerior Plan. The balance of any account under the Centerior Plan shall become payable under the terms and conditions of this Plan; provided, however, that the Director's deferral elections, commencement date elections, and beneficiary elections made under the Centerior Plan shall continue to be effective under this Plan unless amended or changed by the Director under the terms of this Plan.

        Crediting of Service.    All service as a director of Centerior Energy Corporation or any affiliate of Centerior Energy Corporation shall count as Years of Service under this Plan.

15

ATTACHMENT 2.4-C

Deferred Remuneration Plan for Outside Directors of GPU, Inc.

And

Deferred Stock Unit Plan for Outside Directors of GPU, Inc.

And

Deferred Remuneration Plan for Outside Directors of Jersey Central Power & Light

        Transfers from GPU Plans.    Any individual who participated in the Deferred Remuneration Plan for Outside Directors of GPU, Inc., Deferred Stock Unit Plan for Outside Directors of GPU, Inc., or the Deferred Remuneration Plan for Outside Directors of Jersey Central Power & Light (collectively the "GPU Plans") and who was selected as a member of the board of directors for the Company or Jersey Central Power & Light after November 7, 2001, may elect to transfer his or her account under each GPU Plan to this Plan.

        Prior Elections.    Any election to defer director's fees made under any GPU Plan prior to November 7, 2001 shall, to the extent such deferred fees and any earnings credited to such deferred fees have not been paid to the director or to his or her beneficiary prior to such date, be treated as having been made under this Plan and shall be subject to all of the rights and limitations imposed on elections made under this Plan.

        Transfer of Account Balance.    Any Director who had a balance in his or her account under a GPU Plan immediately prior to November 7, 2001 may elect to transfer such account's balance to a Transfer Account under this Plan as of November 7, 2001. The Committee shall establish subaccounts within the Transfer Account to reflect and administer Pre-Retirement and Retirement Accounts transferred from the GPU Plans. From the date of the election, the Transfer Account shall be deemed to be invested in the Moody's Investment Fund. The Moody's Investment Fund is an Investment Fund established by the Committee pursuant to Section 3.4 of the Plan and, the balance transferred from a GPU Plan shall be adjusted in the same manner as the balances of Accounts of all other Participants that are deemed to be invested in the Moody's Investment Fund. In the event the Committee modifies the interest rate or the measurement period, amends any feature of the Moody's Investment Fund, or eliminates the Moody's Investment Fund, such modification, amendment or elimination shall apply to all Participants including any Director that transfers his or her account balance from a GPU Plan to this Plan. After January 1, 2002, a Director that transfers his or her account balance from a GPU Plan may direct the Investment Funds in which his or her Transfer Account is deemed invested as permitted by Section 3.5(c).

        Liability for Payment.    Liabilities of the GPU Plans transferred to the Company shall be paid by the Company. Any liability of the GPU Plans transferred to an Affiliate shall be paid by the Affiliate.

        Payment of Accounts.    An account balance of a GPU Plan shall be transferred to this Plan as of the later of the date of the Director's election or November 7, 2001. If any account under a GPU Plan is in pay status or is otherwise payable to an Participant as of such date, it shall continue to be payable to that person under the same terms and conditions as were provided under the applicable GPU Plan. The balance of any account under a GPU Plan shall become payable under the terms and conditions of this Plan; provided, however, that the Director's deferral elections, commencement date elections, and beneficiary elections made under the GPU Plan shall continue to be effective under this Plan unless amended or changed under the terms of this Plan.

        Crediting of Service and Years of Deferral.    All service as a director with GPU, Inc. or any affiliate of GPU, Inc. shall count as Years of Service under this Plan. A full year during which a Director deferred fees under a GPU Plan shall count as a full year of deferral under this Plan for purposes of withdrawals under Section 4.4.

16

Annex B

FIRSTENERGY CORP.

EXECUTIVE DEFERRED COMPENSATION PLAN

Effective September 28, 1985

Amended and Restated as of May 17, 2004

i

5.6	Stock Account Distributions	7
5.7	Accelerated Distribution	7
5.8	In-Service Withdrawal	8
5.9	Withholding; Payroll Taxes	8
5.10	Commencement of Payments	8
5.11	Payment to Guardian	8
5.12	Small Accounts	8
ARTICLE VI—BENEFICIARY DESIGNATION		8
6.1	Beneficiary Designation	8
6.2	Amendments	9
6.3	No Beneficiary Designation or Death of Beneficiary	9
6.4	Effect of Payment	9
ARTICLE VII—ADMINISTRATION		9
7.1	Administrative Committee; Duties	9
7.2	Agents	10
7.3	Indemnity of Committees	10
7.4	Participating Employers	10
ARTICLE VIII—CLAIMS PROCEDURE		10
8.1	Claim	10
8.2	Denial of Claim	10
8.3	Review of Claim	10
8.4	Final Decision	10
ARTICLE IX—AMENDMENT AND TERMINATION OF PLAN		11
9.1	Right to Amend	11
9.2	Right to Terminate	11
ARTICLE X—MISCELLANEOUS		11
10.1	Unfunded Plan	11
10.2	Unsecured General Creditor	11
10.3	Obligations to Employer	11
10.4	Nonassignability	12
10.5	Not a Contract of Employment	12
10.6	Protective Provisions	12
10.7	Captions	12
10.8	Governing Law	12
10.9	Validity	12
10.10	Notice	12
10.11	Successors	12
APPENDIX A
APPENDIX B
Change in Control

ii

FIRSTENERGY CORP.

EXECUTIVE DEFERRED COMPENSATION PLAN

ARTICLE I—PURPOSE

1.1
Purpose

        The purpose of this Executive Deferred Compensation Plan is to provide current tax planning opportunities as well as supplemental funds for retirement, death, disability or other separation of employment for key executives. The Plan is part of an integrated executive compensation program that is intended to attract, retain, and motivate certain key executives who are in positions to make significant contributions to the operation and profitability of Employer for the benefit of stockholders and customers.

ARTICLE II—DEFINITIONS

        For the purposes of this Plan, the following terms shall have the meanings indicated, unless the content clearly indicates otherwise:

2.1
Account

        "Account" means the interest of a Participant in the Plan as represented by the hypothetical bookkeeping entries kept by Employer. A separate Account shall be established for each Participant and as may otherwise be required.

2.2
Administrative Committee

        "Administrative Committee" means the Committee appointed by the Chief Executive Officer of Company to administer the Plan pursuant to Article VII.

2.3
Beneficiary

        "Beneficiary" means the person, persons or entity (including, without limitation any trustee) last designated by a Participant to receive the benefits specified hereunder in the event of the Participant's death.

2.4
Board

        "Board" means the Board of Directors of the Company.

2.5
Change in Control

        "Change in Control" is defined in Appendix B of the Plan.

2.6
Code

        "Code" means the Internal Revenue Code of 1986, as amended.

2.7
Company

        "Company" means FirstEnergy Corp., an Ohio corporation, or any successor to the business thereto.

2.8
Compensation Committee

        "Compensation Committee" means the Compensation Committee of the Board of Directors of Company.

2.9
Deferral Election

        "Deferral Election" means a commitment by a Participant to defer a portion of base salary, Short-Term Incentive Award and Long-Term Incentive Award to this Plan and to which a Participation Agreement has been submitted by the Participant to the Administrative Committee.

2.10
Deferral Period

        "Deferral Period" means the twelve (12) consecutive month period commencing January 1 of each year.

2.11
Disability

        "Disability" means a physical or mental condition such that a Participant is entitled to receive a monthly disability pension payment under the FirstEnergy Corp. Pension Plan, except that a Participant need not have completed ten (10) years of Eligibility Service, as defined by the FirstEnergy Corp. Pension Plan.

2.12
Effective Date

        This Plan is effective as of September 28, 1985, and it is amended and restated as of May 17, 2004 unless specifically stated otherwise herein.

2.13
Elected Deferred Compensation

        "Elected Deferred Compensation" means the amount of base salary, Short-Term Incentive Award and Long-Term Incentive Award that a Participant elects to defer pursuant to a Deferral Election.

2.14
ERISA

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.15
Employer

        "Employer" means the Company and any affiliated or subsidiary entity as defined in Code Section 1504 that has elected to participate in the Plan and whose participation is approved pursuant to Section 7.4 of the Plan.

2.16
Initial Eligible Payment Date

        "Initial Eligible Payment Date" means the third anniversary of the date Elected Deferred Compensation for a Deferral Period is first credited to the Stock Account.

2.17
Interest Rate

        "Interest Rate" means the annual equivalent of the average of the Moody's Average Corporate Bond Yield Index for the twelve (12) consecutive month period ending on October 31 of the calendar year immediately preceding the Deferral Period to which the Interest Rate applies, as published by Moody's Investors Service, Inc., or any successor thereto, or a substantially similar index if such index is no longer published.

2.18
Participant

        "Participant" means any employee of the Employer designated by the Chief Executive Officer of the Company as eligible to participate in this Plan pursuant to Article III.

2.19
Participation Agreement

        "Participation Agreement" means the agreement, whether written or provided through electronic means, to defer base salary, Short-Term Incentive Award and/or Long-Term Incentive Award, submitted by a Participant to the Administrative Committee or its delegates prior to the commencement of the Deferral Period in which the Elected Deferred Compensation would otherwise be paid.

2.20
Plan

        "Plan" means this FirstEnergy Corp. Executive Deferred Compensation Plan as set forth in this document and as the same may be amended from time to time.

2.21
Retirement

        "Retirement" means separation of employment on or after age fifty-five (55) and entitled to receive a benefit under the FirstEnergy Corp. Pension Plan.

2

ARTICLE III—PARTICIPATION AND DEFERRAL COMMITMENTS

3.1
Eligibility and Participation

          (a)    Eligibility.    The Chief Executive Officer of the Company may designate any key executive as eligible to participate in the Plan.

          (b)    Participation.    An eligible employee may elect to participate in the Plan by filing with the Administrative Committee a Participation Agreement prior to the Deferral Period in which the employee is eligible to participate.

3.2
Deferral Elections

        A Participant may elect in the Participation Agreement to defer any or all of the following:

          (a)    Salary Deferral.    A Participant may elect to defer a percentage of base salary for the Deferral Period. The amount to be deferred shall be stated as a whole percentage and, effective January 1, 2002, shall not be more than fifty percent (50%) of base salary.

          (b)    Savings Plan Deferral.    A Participant who is participating in the FirstEnergy Corp. Savings Plan (the "Savings Plan") may elect to defer into this Plan that portion of base salary which could have been deferred under the Savings Plan but for limits imposed by Code Sections 401(a)(17), 401(k)(3), and 402(g)(1) and (5).

          (c)    Short-Term Incentive Award and/or Long-Term Incentive Award Deferral.    A Participant may elect to defer a percentage of his or her Short-Term Incentive Award and/or Long-Term Incentive Award that is payable during the Deferral Period. The amount to be deferred must be stated as a whole percentage and shall not be more than one hundred percent (100%) of such Award, less any taxes or other amounts that may be required to be withheld.

3.3
Commencement Duration and Modification of Deferral Election

          (a)    Commencement.    A Deferral Election shall become effective on the first day of the Deferral Period immediately following the date a Participation Agreement for such Deferral Election is filed with the Administrative Committee.

          (b)    Duration of Deferral Election.    A Deferral Election shall remain in effect for each subsequent Deferral Period unless revoked or amended in writing by the Participant and delivered to the Administrative Committee prior to the beginning of a Deferral Period.

          (c)    Modification Due to Financial Emergency.    A Deferral Election shall be irrevocable, except that the Administrative Committee may permit a Participant to reduce the amount or waive the remainder of the Deferral Election for a Deferral Period upon a finding, based upon uniform standards established by the Administrative Committee that the Participant has suffered an unforeseen and sudden financial emergency. If the Administrative Committee grants a waiver, the Participant shall not be permitted to make a Deferral Election in the same Deferral Period.

        Notwithstanding the foregoing, if a Participant who is required to file reports under Section 16 of the Securities Exchange Act of 1934 requests a waiver of the current Deferral Election with respect to amounts deferred into the Stock Account, the request must be approved by the Compensation Committee.

ARTICLE IV—ACCOUNTS

4.1
Elected Deferred Compensation

        A Participant's Elected Deferred Compensation shall be credited to the Participant's Account as of the date such amount would have otherwise been paid to such Participant.

3

4.2
Retirement Account

          (a)    Establishing a Retirement Account.    A Participant may establish a Retirement Account which shall be maintained solely for recordkeeping purposes, by making a Deferral Election pursuant to Section 3.2 of the Plan.

          (b)    Maximum Deferral.    A Participant may elect to defer up to fifty percent (50%) of base salary and up to one hundred percent (100%) of the Short-Term Incentive Award into the Retirement Account.

          (c)    Earnings.    The Retirement Account shall be credited with earnings equal to the Interest Rate plus three (3) percentage points. The maximum Interest Rate shall be twelve percent (12%).

          (d)    Earnings for Senior Management Retirees.    The Retirement Account of any Member of senior management who retired before July 1, 1998 shall be credited with the greater of:

    (i)
    The Interest Rate plus four (4) percentage points, or

    (ii)
    The equivalent of a twelve percent (12%) annual yield.

4.3
Stock Account

          (a)    Establishing a Stock Account.    A Participant may establish a Stock Account, which shall be maintained solely for recordkeeping purposes, by making a Deferral Election pursuant to Section 3.2 of the Plan.

          (b)    Maximum Deferral.    A Participant may elect to defer up to one hundred percent (100%) of the Short-Term and Long-Term Incentive Awards into the Stock Account.

          (c)    Stock Premium.    Amounts deferred into the Stock Account shall be credited with an amount equal to twenty percent (20%) of the amount deferred into the Stock Account. Such premium shall be credited as of the date the corresponding Elected Deferred Compensation is credited to the Stock Account.

          (d)    Stock Units and Earnings.    Amounts deferred into the Stock Account shall be converted into units of Company common stock. The number of stock units credited to the Stock Account shall be determined by dividing the amount deferred into the Stock Account, plus the Stock Premium described in (c) above, by the average daily closing price of Company common stock during February of the Deferral Period in which the deferral is made.

          (e)    Dividends.    Additional stock units shall be credited to each Stock Account at the time dividend payments are made to Company shareholders. The number of additional units credited shall be based on the number of units in the Stock Account and the market price of Company stock at the close of that business day.

          (f)    Automatic Termination.    Unless the Plan is terminated by the Company prior to the following, the payment of the 20% stock premium and dividends in FirstEnergy common stock will automatically terminate on May 17, 2014 or earlier if the maximum share reserve of 1,000,000 shares is reached, unless shareholders re-approve these features the earlier of the prior date or prior to the depletion of the maximum share reserve.

4.4
Retirement Stock Account

        Effective January 1, 2002, a Retirement Stock Account may be established for a Participant solely for recordkeeping purposes and shall be credited with earnings, gains, losses and dividends in the same manner as the Stock Account.

        Upon termination of employment for any reason, including Retirement, Disability and death, as of the date of termination of employment, the value of the Participant's Retirement Stock Account shall be converted to cash and transferred to the Participant's Retirement Account.

4

4.5
Amounts Transferred from the GPU Companies Deferred Compensation Plan and Nonqualified Pension Plan

          (a)    Deferred Compensation Amounts.    As of November 7, 2001, certain account balances from the GPU Companies Deferred Compensation Plan were transferred to this Plan in conjunction with the merger of GPU, Inc. into the Company. As of such date, the transferred balances shall be placed in a Retirement Account for each such former employee of the GPU Companies and shall be credited with earnings in the same manner as all other Retirement Accounts.

          (b)    Nonqualified Pension Plan Amounts.    As of November 7, 2001, the accrued benefit associated with certain GPU nonqualified pension plans were transferred to this Plan in conjunction with the merger of GPU, Inc. into the Company. Each such former employee affected by this transfer shall be entitled to receive an increase in such employee's benefit equal to ten percent (10%) of the benefit, so that, when benefits are paid, they will be ten percent (10%) greater than the amount that otherwise would have been paid had the benefit been paid under the GPU Companies nonqualified pension plans.

4.6
Vesting of Accounts

        Each Participant shall be vested in the amounts credited to such Participant's Account as follows:

          (a)    Elected Deferred Compensation.    A Participant shall be one hundred percent (100%) vested at all times in his Elected Deferred Compensation and any gains or losses thereon regardless of the Account to which such amounts are credited.

          (b)    Stock Premium.    A Stock Premium, and any earnings gains or losses thereon shall be one hundred percent (100%) vested on its Initial Eligible Payment Date, provided such Participant is either:

      (i)
      Employed on the Initial Eligible Payment Date, or

      (ii)
      Terminated employment with the Employer on or after reaching age sixty (60).

          Notwithstanding the above, the Stock Premium, and any earnings thereon, shall become fully vested on the Participant's date of termination of employment if such Participant's termination of employment occurs due to one of the following events:

      (i)
      Death;

      (ii)
      Disability;

      (iii)
      Involuntary termination under conditions where the Participant becomes eligible for and elects to accept an Employer severance benefit;

      (iv)
      Change in Control.

4.7
Statement of Accounts

        The Administrative Committee shall submit to each Participant, after the close of each calendar year and at such other times as determined by the Administrative Committee, a statement setting forth the balance to the credit of the Accounts maintained for a Participant.

ARTICLE V—PLAN BENEFITS

5.1
Retirement Benefit

          (a)   The Company shall pay a Plan benefit equal to the amount of the Participant's Retirement Account including any balance transferred from the Participant's Retirement Stock Account, to each Participant who separates employment due to Retirement.

5

          (b)   The Participant may elect to receive benefits from the Retirement Account in the following manner:

      (i)
      A lump-sum payment; and/or

      (ii)
      Monthly installments of principal and interest over a period of up to three hundred (300) months. The amount of the installment shall be redetermined January 1 of each year based upon the then current earnings crediting rate under Section 3.2(c) of the Plan, the remaining Retirement Account balance, and the remaining number of payment periods. This election may be amended by the Participant up to ninety (90) days prior to Retirement.

          (c)   A Participant may irrevocably elect at least ninety (90) days prior to the date of Retirement to defer commencement of payment of the Retirement Account to a later date, but not later than the first day of the month following the Participant's seventieth (70th) birthday.

5.2
Death Benefit

        Upon the death of a Participant, the Beneficiary shall be entitled to receive an amount equal to the Participant's Retirement Account, Stock Account and any balance transferred from the Retirement Stock Account.

          (a)   If a Participant dies prior to separation of employment, such amounts shall be paid to the Beneficiary in the form elected by the Participant pursuant to Section 5.1(b) of the Plan.

          (b)   If a Participant dies after Retirement and while receiving installment payments of such benefit, such amounts shall continue to be paid to the Beneficiary in the same manner, except, if the Participant elected to defer commencement of Retirement benefits pursuant to Section 5.1(c) and dies prior to the commencement thereof, such election to defer commencement of Retirement benefit payments shall become null and void and payments will commence immediately to the Beneficiary in the form elected by the Participant.

5.3
Disability Benefit

          (a)    Benefit.    A Participant who terminates employment due to Disability shall be entitled to receive the following:

      (i)
      The balance in such Participant's Retirement Account including any balance transferred from the Retirement Stock Account; and

      (ii)
      The balance in such Participant's Stock Account.

          (b)    Form of Payment.

            (i)    Retirement Account.    A Disability benefit shall be paid as elected by the Participant in the Participation Agreement with respect to the Retirement Account. Such election may be changed by the Participant at any time prior to Disability. The Participant may choose to receive benefits in the same manner as described in Section 5.1 of the Plan.

            (ii)    Stock Account.    A Disability benefit shall be paid from the Stock Account pursuant to Section 5.6 of the Plan.

5.4
Supplemental Pension Benefit

        A benefit shall be paid to a Participant who terminates employment with Employer and who is entitled to a benefit under the FirstEnergy Corp. Pension Plan (the "Pension Plan"), or to such Participant's beneficiary or provisional payee under the Pension Plan in the event of the Participant's death, equal to the benefit that would have been payable under the Pension Plan without regard to:

          (a)   The Participant's deferral of base salary under this Plan;

6

          (b)   The Pension Plan's exclusion from the definition of Compensation of Short-Term Incentive Awards paid after January 1, 1996; and

          (c)   Limitations imposed by Code Sections 401(a)(17) and 415 in the Pension Plan after January 1, 1996.

        Such benefit shall be reduced by the amount payable from the Pension Plan and shall be paid in the same manner and over the same period of time as payments from the Pension Plan.

5.5
Separation of Employment Benefit for Reasons Other Than Retirement, Disability or Death—Retirement Account

        A Participant who terminates employment for any reason other than Retirement, Disability or death shall be paid the Retirement Account balance in a lump sum.

        Notwithstanding the above, effective January 1, 2002, any Participant who has been involuntarily terminated under conditions where the Participant becomes eligible for and elects to accept an Employer severance benefit, may irrevocably elect at least thirty (30) days prior to the date of termination to receive three (3) installment payments, the first to be paid as soon as administratively feasible following the Participant's date of termination and on January 1 of each of the next two years. The amount of the installment shall be redetermined January 1 of each year based upon the then current earnings crediting rate under Section 4.2(c) of the Plan, the remaining Retirement Account balance, and the remaining number of payments.

5.6
Stock Account Distributions

        Distribution.    A Participant who is employed on the Initial Eligible Payment Date shall be entitled to receive payment of the Stock Account in the form of Company common stock. Commencing January 1, 2002, during each open enrollment period immediately preceding the Initial Eligible Payment Date, the Participant may elect to defer receipt of such payment to the Participant's date of termination of employment, and such Stock Account balance shall then be transferred to the Retirement Stock Account.

          (a)    Separation of Employment Prior to Age Sixty (60).    Commencing January 1, 2002, if a Participant with a Stock Account balance separates from employment for any reason, including death or Disability prior to age sixty (60), such vested balance shall be converted to cash and transferred to the Retirement Account as of the Participant's date of termination of employment.

          (b)    Retirement on and After Age Sixty (60).    Commencing January 1, 2002, if a Participant with a Stock Account balance separates from employment for any reason including death or Disability on or after age sixty (60), such Participant may elect to receive the vested balance of his Stock Account either in the form of Company common stock or have such vested balance converted to cash and transferred to his Retirement Account as of the Participant's date of termination of employment.

5.7
Accelerated Distribution

        Notwithstanding anything to the contrary herein, at any time, a Participant (or the Participant's Beneficiary in case of the death of the Participant) may request a distribution of his or her vested Account balance. Such vested balance shall be reduced by ten percent (10%), which amount shall be forfeited by the Participant.

        Such request must be made in writing in a form and manner specified by the Administrative Committee. The distribution to the Participant or Beneficiary shall be made as soon as administratively feasible in a lump sum. The amount distributed from the Stock Account and the Retirement Stock Account shall be paid in Company common stock. Such distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to the Participant's or Beneficiary's Accounts.

        If the Participant is an employee of the Employer when the distribution is made, the Participant shall not make a Deferral Election until January 1 of the second calendar year following the calendar year in which the Participant receives such distribution.

7

        Notwithstanding the foregoing, if a Participant who is required to file reports under Section 16 of the Securities Exchange Act of 1934 requests an accelerated distribution of his Stock Account, and/or the Retirement Stock Account, the request must be approved by the Compensation Committee.

5.8
In-Service Withdrawal

        Participant who is an employee of Employer and has been a Plan Participant for at least five (5) years may request to withdraw all or any portion of such Participant's Retirement Account and Retirement Stock Account. Such request may be made once per calendar year and must be made in writing in a form and manner specified by the Administrative Committee. Such request shall specify the date on which it is to be paid and the amount to be withdrawn from the Retirement Account and the number of units of Company stock to be withdrawn from the Retirement Stock Account. The payment shall be made in a single payment of cash and Company common stock, if applicable, on the first day of any month in the second calendar year following the calendar year in which the request is made. The request will be irrevocable after December 31 of the calendar year in which it is made unless, prior to payment, the Participant terminates employment or dies, at which time the request will become null and void and the Participant's Account balance shall be paid as though the withdrawal request had not been made.

        Any withdrawal shall be made first from the Retirement Account which shall be exhausted prior to withdrawing amounts credited to the Retirement Stock Account.

5.9
Withholding; Payroll Taxes

        The Employer shall withhold from payments made hereunder to the Participant or any Beneficiary, any amounts required to be withheld by applicable law. Employer may withhold from either deferred or nondeferred compensation any amounts required to be withheld by the Federal Insurance Contributions Act (FICA), the Federal Unemployment Tax Act (FUTA), or any state income tax provision, or any other applicable law. All Plan administration expenses incurred by the Employer or Administrative Committee shall be borne by the Company.

5.10
Commencement of Payments

        Payment of benefits shall commence as soon as administratively feasible following the event giving rise to a distribution. All payments shall be made as of the first day of the month.

5.11
Payment to Guardian

        If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Administrative Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor or incompetent person. The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Administrative Committee and the Employer from all liability with respect to such benefit.

5.12
Small Accounts

        Notwithstanding anything herein to the contrary, commencing January 1, 2002, in the event the Participant's Account balance that will be paid in installments is less than one hundred thousand dollars ($100,000) on the date payments commence, and such Participant has elected to receive installment payments over more than a period of one hundred eighty (180) months, such election shall become null and void and the Participant shall receive such benefit in monthly installments over one hundred eighty (180) months.

ARTICLE VI—BENEFICIARY DESIGNATION

6.1
Beneficiary Designation

        Each Participant shall have the right, at any time, to designate one (1) or more persons as the primary or contingent Beneficiary(ies) to whom benefits under this Plan, except benefits payable pursuant to Section 5.4, shall be paid in the event of the Participant's death prior to complete distribution to the Participant of the

8

benefits due under the Plan. Unless stated otherwise in writing in the form provided by the Administrative Committee, payments hereunder shall be paid in equal shares to surviving beneficiaries if more than one (1) Beneficiary has been chosen. Each Beneficiary designation shall be in a written form prescribed by the Administrative Committee and shall be effective only when filed with the Administrative Committee during the Participant's lifetime. If a Participant's compensation is community property, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

6.2
Amendments

        Any Beneficiary designation may be changed by a Participant without the consent of any Beneficiary by the filing of a new Beneficiary designation with the Administrative Committee.

6.3
No Beneficiary Designation or Death of Beneficiary

        In the absence of an effective Beneficiary designation, or if all designated Beneficiaries predecease the Participant, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

          (a)   The surviving spouse;

          (b)   The Participant's estate.

        In the event of the death of a Beneficiary after payments commence but prior to the Beneficiary receiving all benefit payments hereunder, the remaining balance shall be paid in a lump sum to the estate of the Beneficiary.

6.4
Effect of Payment

        Payment to the Beneficiary (or to the Beneficiary's estate) shall completely discharge the Employer's obligations under this Plan.

ARTICLE VII—ADMINISTRATION

7.1
Administrative Committee; Duties

        This Plan shall be administered by an Administrative Committee consisting of three (3) or more members who are appointed by the Chief Executive Officer of the Company. Members of the Administrative Committee may be Participants in this Plan. However, no member of the Administrative Committee may participate in a review of his or her own claim under Article VIII. The Administrative Committee shall administer the Plan and shall have the power and the duty to take all action and to make all decisions necessary or proper to carry out the Plan. The determination of the Administrative Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive, and binding except as otherwise provided in Article VIII. A majority vote of the Administrative Committee members shall control any decision. Any discretionary actions to be taken under the Plan by the Administrative Committee with respect to the classification of employees, Participants, contributions or benefits shall be uniform in nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Administrative Committee shall have the following discretionary authority, powers and duties:

          (a)   To require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefit under the Plan;

          (b)   To make and enforce such rules and regulations and prescribe the use of such forms as it deems necessary for the efficient administration of the Plan;

          (c)   To interpret the Plan and to resolve ambiguities, inconsistencies and omissions;

          (d)   To decide all questions concerning the Plan and any questions concerning the eligibility of any employee to participate in the Plan; and

9

          (e)   To determine the amount of benefits which will be payable to any person in accordance with the provisions of the Plan.

7.2
Agents

        In the administration of this Plan, the Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel, who may be counsel to the Company.

7.3
Indemnity of Committees

        The Company shall indemnify and hold harmless the members of the Administrative Committee and the Compensation Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of intentional misconduct.

7.4
Participating Employers

        The Compensation Committee or the Chief Executive Officer of Company may permit Employers to participate in this Plan. Any Employer may, upon resolution of its Board of Directors, withdraw from participating in the Plan and shall notify the Company of such resolution. An Employer's withdrawal from the Plan shall not adversely affect any Participant's Account balance which shall continue to accrue earnings as set forth herein, nor shall it adversely affect the accrued Supplemental Pension Benefit.

ARTICLE VIII—CLAIMS PROCEDURE

8.1
Claim

        Any person claiming a benefit, requesting an interpretation or ruling under the Plan or requesting information under the Plan shall present the request in writing to the Administrative Committee, which shall respond in writing as soon as practicable, but no more than sixty-three (63) days after the end of the month in which the request was received. Payment of a claimed benefit shall also constitute a written response.

8.2
Denial of Claim

        If the claim or request is denied, the written notice of denial shall state:

          (a)   The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

          (b)   A description of any additional material or information required and an explanation of why it is necessary.

          (c)   An explanation of the Plan's claim review procedure.

        For purposes of this Section 8.2, the failure by the Administrative Committee to deliver within the sixty-three (63) day period notice of a written denial of claim shall constitute a written response of denial, unless the failure to correspond was the result of clerical or administrative error.

8.3
Review of Claim

        Any person whose claim or request is denied or who has not received a response within sixty-three (63) days after the end of the month in which the request was received may request review by notice given in writing to the Compensation Committee. The claim or request shall be reviewed by the Compensation Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have a representative examine pertinent documents and submit issues and comments in writing.

8.4
Final Decision

        The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

10

ARTICLE IX—AMENDMENT AND TERMINATION OF PLAN

9.1
Right to Amend

        The Plan may be amended any time by action of the Board or the Compensation Committee or by a writing executed on behalf of the Board or Compensation Committee by the Company's duly elected officers, except that:

          (a)   No amendment shall be effective to decrease or restrict any Participant's Account balance or Supplemental Pension Benefit accrued to that date, and

          (b)   No amendment shall be effective to restrict the right of a Participant to elect to receive a lump-sum form of benefit payment of his or her Account upon Retirement, death, Disability or other separation of employment, and

          (c)   No amendment to the method for calculating earnings on the Retirement Account as set forth in Section 4.2(c) and (d) of the Plan shall decrease the interest rate credited to the Retirement Account balance of any Participant below the Moody's Average Corporate Bond Yield Index less one percentage point; otherwise the Retirement Account balance shall be paid to all Participants within sixty (60) days of the effective date of such amendment. Such amendment shall be effective on the first day of the calendar year following the adoption by the Company of such amendment, provided that all Participants are notified of such amendment no later than November 15 of the year in which such amendment is adopted.

9.2
Right to Terminate

        The Board or the Compensation Committee may at any time terminate the Plan if, in its sole judgment, the tax, accounting or other effects of the continuance of the Plan or potential payments thereunder would not be in the best interests of the Company. Such termination shall not adversely affect any Plan Participant's Account balance or accrued Supplemental Pension Benefit. The Company shall pay the Account balance to all Participants within sixty (60) days after the effective date of the Plan termination.

ARTICLE X—MISCELLANEOUS

10.1
Unfunded Plan

        This Plan is intended to be an unfunded plan for federal income tax purposes and for purposes of ERISA, maintained primarily to provide deferred compensation benefits for a select group of management employees or highly compensated employees. This Plan is not intended to create an investment contract, but to provide tax planning opportunities and retirement benefits to eligible individuals who have elected to participate in the Plan. Eligible individuals are select members of management who, by virtue of their position with the Employer, have the ability to materially affect the Employer's profitability and operations.

10.2
Unsecured General Creditor

        Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of Employer. Any and all Employer's assets shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligations under the Plan shall be merely that of an unfunded and unsecured promise of Employer to pay money in the future.

10.3
Obligations to Employer

        If a Participant becomes entitled to a benefit under the Plan and the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Employer, then the Employer may offset such amount owing to it against the amount of benefits otherwise distributable to the Participant or Beneficiary. Such determination shall be made by the Administrative Committee.

11

10.4
Nonassignability

        Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5
Not a Contract of Employment

        The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and neither the Participant nor any Beneficiary shall have any rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of Employer to discipline or discharge such Participant at any time.

10.6
Protective Provisions

        A Participant shall cooperate with the Employer by furnishing any and all information requested by the Employer in order to facilitate the payment of benefits hereunder.

10.7
Captions

        The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.8
Governing Law

        The provisions of this Plan shall be construed, administered, and enforced according to and governed by the laws (other than conflict of law provisions) of the state of Ohio, except to the extent such laws are superseded by ERISA.

10.9
Validity

        In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.10
Notice

        Any notice or filing required or permitted to be given to the Administrative Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to any member of the Administrative Committee, or to the statutory agent of Company. Notice to the Administrative Committee may be given to any member of the Administrative Committee and if mailed shall be addressed to the principal executive offices of Company. Notice mailed to the Participant shall be sent to the address set out in the Participant's most recent Participation Agreement or such other address as is given to the Administrative Committee by notice. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.11
Successors

        The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

12

APPENDIX A

1 Participating Company	2 Adoption Date	3 Termination Date
American Transmissions Systems, Inc.	January 1, 2003
Cleveland Electric Illuminating Company	July 1, 1998
FirstEnergy Corp.	January 1, 1998
FirstEnergy Facilities Services Group, Inc.	January 1, 2003
FirstEnergy Fuel Marketing Company	N/A
FirstEnergy Generation Corp.	January 1, 2003
FirstEnergy Nuclear Operating Company	January 1, 1999
FirstEnergy Services	January 1, 1999
FirstEnergy Solutions Corp.	January 1, 2003
GPU Service, Inc.	January 1, 2003
Jersey Central Power and Light	January 1, 2003
Metropolitan Edison	January 1, 2003
Ohio Edison Company	January 1, 1983
Pennsylvania Electric	January 1, 2003
Pennsylvania Power Company	January 1, 1983
Toledo Edison Company	July 1, 1998

EXHIBIT A

APPENDIX B

Change in Control

        Effective as of the date approved by shareholders and for purposes of the Plan, a "Change in Control" means:

          1.     An acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) (twenty-five percent (25%) if such Person proposes any individual for election to the Board of Directors or any member of the Board is the representative of such Person) or more of either (i) the then outstanding shares of common stock of the Company ("Outstanding Company Common Stock"), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities"); provided, however, that the following acquisitions will not constitute a Change in Control:

            (a)   Any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);

            (b)   Any acquisition by the Company;

            (c)   Any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

            (d)   Any acquisition by any corporation pursuant to a reorganization, merger, or consolidation if, following such reorganization, merger, or consolidation, the conditions described in clauses 3(b), 3(c) and 3(d) of this Appendix B are satisfied.

          2.     Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          3.     Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company, in each case, unless, following such reorganization, merger, or consolidation or sale or other disposition of assets:

            (a)   More than seventy-five percent (75%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, consolidation, or acquiring such assets and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation, or sale or other disposition of assets in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation, or sale or other disposition of assets, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

            (b)   No Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, consolidation, or sale or other disposition of assets, and any Person beneficially owning, immediately prior to such

EXHIBIT B.1

    reorganization, merger, consolidation, or sale or other disposition of assets, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger, or consolidation or acquiring such assets or the combined voting power of the then outstanding voting securities of such corporation --entitled to vote generally in the election of directors; and

            (c)   At least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger, or consolidation or acquiring such assets were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or sale or other disposition of assets; or

            (d)   Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

        However, in no event will a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant will be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (excluding passive ownership of less than five percent (5%) of the voting securities of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board of Directors).

EXHIBIT B.2

Thank you for investing in FirstEnergy. Please take a moment now to vote your shares of common stock for the upcoming 2004 Annual Meeting of Shareholders.

Your Vote is Important!

You can vote in one of three ways:

1.                                      Vote by Telephone Call 1-888-457-2961. Have this proxy card in hand and follow the simple instructions. This is the preferred method because it is the easiest and most cost effective way to vote your shares.

1-888-457-2961 Call on a touch-tone telephone anytime. There is no charge for this call.

Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had marked, signed, and returned your proxy card.

OR

2.                                      Vote by Internet Access http://www.proxyvoting.com/fe. Have this proxy card in hand and follow the simple instructions.

OR

3.                                      Vote by Mail If you do not have access to a touch-tone telephone or the Internet, complete and return the proxy card below in the envelope provided.

/\   TEAR HERE   /\

Vote by marking an (X) in the appropriate boxes. When properly executed, your proxy card will be voted in the manner you direct; and, if you do not specify your choices, your proxy card will be voted FOR Items 1-6 and AGAINST Items 7-10.

Your Board of Directors recommends a vote FOR Items 1-6.

1.	Election of 5 Directors for 3-year term	FOR ☐		WITHOLD ☐

	Nominees:	01 - P.T. Addison, 02 - E.J. Novak, Jr., 03 - J.M. Pietruski, 04 - C.A. Rein, 05 - R.C. Savage.

FOR, except withhold vote from following nominees: ________________________________

2.	Ratification of auditor	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of amendments to the Code of Regulations to declassify the Board of Directors
		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of amendments to the Articles of Incorporation and Code of Regulations to change certain voting requirements
		FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Approval of existing Executive Deferred Compensation Plan
		FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	Approval of existing Director Deferred Compensation Plan
		FOR ☐	AGAINST ☐	ABSTAIN ☐

Your Board of Directors recommends a vote AGAINST Items 7-10.

7.	Shareholder Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐

8.	Shareholder Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐

9.	Shareholder Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐

10.	Shareholder Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐                                   Check this box if you consent to accessing, in the future, the annual report and proxy statement on the Internet (no paper copies).

X
Signature	Date

Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

[MAP]

P R O X Y

[FIRSTENERGY LOGO]

This proxy card is solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio, on Tuesday, May 18, 2004, at 10 a.m., Eastern Time.

The undersigned appoints David W. Whitehead and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 18, 2004, or at any adjournment; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

You are urged to specify your choices by marking the appropriate boxes on the REVERSE SIDE, but you do not need to mark any boxes if you wish to vote as the Board of Directors recommends.

SIGN THIS CARD ON THE REVERSE SIDE.

Please sign and mail promptly if you are not voting by telephone or Internet.

76 South Main Street Akron, Ohio 44308

David W. Whitehead Vice President and Corporate Secretary

April 2, 2004

Dear Savings Plan Participant:

        Our Annual Meeting of Shareholders will be held on Tuesday, May 18. We encourage you to vote your FirstEnergy shares in the Savings Plan on the business items that will be presented at the meeting.

        You can vote easily and quickly by using a touch-tone telephone—just call toll-free 1-866-564-2324. Or, you may vote by Internet—just go to www.proxyvotenow.com/fny. Have the enclosed Voting Direction Form handy and follow the simple instructions when voting by telephone or Internet. If you do not vote by telephone or Internet, please complete, sign, date, and return your Voting Direction Form in the postage-paid envelope enclosed.

        There are ten business items to vote on at this year's meeting, including four shareholder proposals. After a thorough review of the proposals, your Board of Directors recommends that you vote:

  •
  FOR Item 1, the election of five directors;

  •
  FOR Item 2, the ratification of PricewaterhouseCoopers LLP as auditor for 2004;

  •
  FOR Item 3, the approval of amendments to the Code of Regulations to declassify the Board of Directors;

  •
  FOR Item 4, the approval of amendments to the Articles of Incorporation and Code of Regulations to change certain voting requirements;

  •
  FOR Item 5, the approval of the existing Executive Deferred Compensation Plan;

  •
  FOR Item 6, the approval of the existing Director Deferred Compensation Plan; and

  •
  AGAINST all four shareholder proposals, which are Items 7, 8, 9 and 10 on your Voting Direction Form. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

        Your vote on these business items is very important to the Company. We encourage you to vote as soon as possible. All votes must be received by the Trustee no later than 5:00 p.m. Eastern time on May 14, 2004. If you have any questions, please call Investor Services at 1-800-736-3402.

        Thanks for your continued support.

                        Sincerely,

FirstEnergy Corp. Savings Plan
Voting Direction Form

YOU MAY VOTE BY TELEPHONE TOLL-FREE, BY INTERNET,
OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

VOTE BY INTERNET https://www.proxyvotenow.com/fny	VOTE BY TELEPHONE 1-866-564-2324	VOTE BY MAIL
Have this form available when you visit the secure voting site and follow the simple instructions. You may elect to receive an e-mail confirmation of your vote.	Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.	Mark, date and sign this voting direction form and mail the entire form promptly in the postage-paid envelope. Do not return the form if you vote by telephone or by Internet.

All votes must be received by the Trustee no later than 5:00 p.m. Eastern time on May 14, 2004, to be included in the voting results.

FirstEnergy Corp. Savings Plan
Voting Direction Form
 FirstEnergy Annual Meeting of Shareholders—May 18, 2004

To: State Street Bank and Trust Company, Trustee of the FirstEnergy Corp. Savings Plan

        As a participant and a "named fiduciary" in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed on the reverse side, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on May 18, 2004, or at any adjournment, and in its discretion it is authorized to vote upon any other business that properly may come before the meeting. I understand my vote will be held in confidence by the Trustee.

To be completed, signed, and dated on reverse side.

Do not return this form if you vote by telephone or by Internet.

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed direction form will be voted as your Board of Directors recommends, which is FOR Items 1-6 and AGAINST Items 7-10.

ALLOCATED SHARES

YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1-6.
Item 1.	Election of 5 Directors for 3-Year Term:
	FOR all nominees listed below (except as printed to the contrary below) ☐ ☐	WITHHOLD authority to vote for all nominees listed below
Nominees: 01—P.T. Addison, 02—E.J. Novak, Jr., 03—J.M. Pietruski, 04—C.A. Rein, 05—R.C. Savage
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.

Item 2.	Ratification of Auditor
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 3.	Approval of amendments to the Code of Regulations to declassify the Board of Directors
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 4.	Approval of amendments to the Articles of Incorporation and Code of Regulations to change certain voting requirements
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 5.	Approval of existing Executive Deferred Compensation Plan
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 6.	Approval of existing Director Deferred Compensation Plan
FOR ☐ AGAINST ☐ ABSTAIN ☐

YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 7-10.
Item 7.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 8.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 9.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 10.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐

UNALLOCATED SHARES

YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1-6.
Item 1.	Election of 5 Directors for 3-Year Term:
	FOR all nominees listed below (except as printed to the contrary below) ☐ ☐	WITHHOLD authority to vote for all nominees listed below
Nominees: 01—P.T. Addison, 02—E.J. Novak, Jr., 03—J.M. Pietruski, 04—C.A. Rein, 05—R.C. Savage
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.

Item 2.	Ratification of Auditor
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 3.	Approval of amendments to the Code of Regulations to declassify the Board of Directors
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 4.	Approval of amendments to the Articles of Incorporation and Code of Regulations to change certain voting requirements
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 5.	Approval of existing Executive Deferred Compensation Plan
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 6.	Approval of existing Director Deferred Compensation Plan
FOR ☐ AGAINST ☐ ABSTAIN ☐

YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 7-10.
Item 7.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 8.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 9.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐
Item 10.	Shareholder Proposal
FOR ☐ AGAINST ☐ ABSTAIN ☐

SIGNATURE. Sign as name appears on reverse side.	Date	, 2004

To assure your representation at the meeting, please vote by phone or by Internet or sign and mail this form promptly in the enclosed, postage-paid envelope to
State Street Bank and Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

QuickLinks

TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
  ANNUAL MEETING AND VOTING INFORMATION
  BOARD OF DIRECTORS INFORMATION
  SHAREHOLDER RIGHTS PLAN
  ITEMS TO BE VOTED ON
PURPOSE OF THE PROPOSAL
Material Features of the Plan
Plan Administration, Amendment and Termination
PLAN BENEFITS FOR 2003
PURPOSE OF THE PROPOSAL
Material Features of the Plan
Plan Administration, Amendment and Termination
PLAN BENEFITS FOR 2003
Stock Option Expensing Proposal
8 — Shareholder Input on Poison Pills
Shareholder Input on Poison Pills Yes on 8
Political Disclosure Resolution
  BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SUMMARY EXECUTIVE COMPENSATION TABLE
LONG-TERM INCENTIVE PLAN TABLE — AWARDS IN 2003
STOCK OPTIONS GRANTED IN 2003
AGGREGATED STOCK OPTIONS EXERCISED IN 2003 AND STOCK OPTION VALUES AT DECEMBER 31, 2003
EQUITY COMPENSATION PLAN INFORMATION
  SEVERANCE AGREEMENTS AND OTHER CONTRACTS
  EXECUTIVE RETIREMENT PLAN
  BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
  BOARD AUDIT COMMITTEE REPORT
  SHAREHOLDER RETURN — PERFORMANCE COMPARISON GRAPHS
  Appendix A
CHARTER OF THE AUDIT COMMITTEE
  Appendix B
ARTHUR ANDERSEN LLP LETTER TO THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE CHANGE IN CERTIFYING ACCOUNTANT
  Appendix C
  Appendix D
  Annex A
FIRSTENERGY CORP. DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS
1. GENERAL
2. DEFERRALS
3. ACCOUNTS AND INVESTMENT FUNDS
4. PAYMENT TO DIRECTOR
5. BENEFICIARY
6. ASSIGNMENT
7. ADMINISTRATION
8. CLAIMS
9. AMENDMENT, TERMINATION AND PARTICIPATION
10. UNFUNDED PLAN
11. MISCELLANEOUS
ATTACHMENT 2.4-A Ohio Edison Company Deferred Compensation Plan for Directors.
ATTACHMENT 2.4-B Centerior Energy Corporation Deferred Compensation Plan for Directors.
ATTACHMENT 2.4-C Deferred Remuneration Plan for Outside Directors of GPU, Inc. And Deferred Stock Unit Plan for Outside Directors of GPU, Inc. And Deferred Remuneration Plan for Outside Directors of Jersey Central Power & Light
  Annex B
FIRSTENERGY CORP. EXECUTIVE DEFERRED COMPENSATION PLAN
TABLE OF CONTENTS
FIRSTENERGY CORP. EXECUTIVE DEFERRED COMPENSATION PLAN
ARTICLE I—PURPOSE
ARTICLE II—DEFINITIONS
ARTICLE III—PARTICIPATION AND DEFERRAL COMMITMENTS
ARTICLE IV—ACCOUNTS
ARTICLE V—PLAN BENEFITS
ARTICLE VI—BENEFICIARY DESIGNATION
ARTICLE VII—ADMINISTRATION
ARTICLE VIII—CLAIMS PROCEDURE
ARTICLE IX—AMENDMENT AND TERMINATION OF PLAN
ARTICLE X—MISCELLANEOUS
APPENDIX A
APPENDIX B Change in Control
April 2, 2004
FirstEnergy Corp. Savings Plan Voting Direction Form YOU MAY VOTE BY TELEPHONE TOLL-FREE, BY INTERNET, OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM